UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
(as Permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

 Ambassadors Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑   No fee required.

☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐   Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

April 12, 2011

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc. (the “Company”), which will be held at 9:00 a.m., local time, on May 12, 2011, at 2001 South Flint Road, Spokane, Washington 99224. All holders of the Company’s outstanding common stock as of the close of business on March 28, 2011, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. In order to facilitate your voting, you may vote in person at the meeting, by sending in your written proxy, by telephone or by using the internet. Your vote by telephone, over the internet or by written proxy will ensure your representation at the Annual Meeting if you cannot attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support and continued interest in Ambassadors Group, Inc.

Sincerely,

Anthony F. Dombrowik
Secretary

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 12, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., local time, on May 12, 2011, at 2001 South Flint Road, Spokane, Washington 99224, for the following purposes:

1.	To elect two (2) Class III directors to hold office for a three-year term and until their respective successors are elected and qualified.

2.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

3.	To approve, in an advisory vote, the compensation of the Company’s named executive officers.
4.	To recommend, in an advisory vote, whether an advisory vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 28, 2011, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

By Order of the Board of Directors

Anthony F. Dombrowik
Secretary

Dated: April 12, 2011

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD. ANY ONE OF THESE METHODS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 12, 2011: THIS NOTICE AND PROXY STATEMENT AND OUR 2010 ANNUAL REPORT ARE AVAILABLE AT http://bnymellon.mobular.net/bnymellon/epax.

TABLE OF CONTENTS

PROXY STATEMENT ...1

GENERAL INFORMATION ...1
ELECTION OF DIRECTORS ...2

Nominees ...2

Business Experience ...4

Relationships Among Directors or Executive Officers ...7

Meetings of the Board of Directors and Committees of the Board of Directors.....................................................................................................................................................................7

Director Nomination Process ...9

Board Leadership Structure and Role in Risk Oversight ...9

Compensation Committee Interlocks, Insider Participation in Compensation Decisions and Certain Transactions ................................................................................................10

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING  FIRM ...10
ADVISORY VOTE ON EXECUTIVE COMPENSATION...11
FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION.....................................................................................................................................................................................12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...13

Independent Registered Public Accounting Firm Fees ...13

Audit Committee’s Pre-Approval Policy ...13

Independence ...14

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS.................................................................................................................................................................................................14

Compensation Discussion and Analysis ...14

Compensation Policies and Practices As They Relate to the Company’s Risk Management ...........................................................................................................................................23

Executive Officers ...23

Summary Compensation Table ...25

Company Plans ...26

Equity Compensation Plan Information ...27

Grants of Plan-Based Awards Table ...28

Outstanding Equity Awards at Fiscal Year-End Table ...29

Option Exercises and Stock Vested Table ...31

Pension Benefits ...31

Nonqualified Deferred Compensation ...31

Employment Contracts, Termination of Employment and Change in Control Arrangements ..........................................................................................................................................31

Director Compensation Table ...41

INTERESTS OF DIRECTORS, OFFICERS AND OTHERS IN CERTAIN TRANSACTIONS .......................................................................................................................................................42
COMPENSATION COMMITTEE REPORT ...42
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT .........................................................................................................................................................43

Section 16(a) Beneficial Ownership Reporting Compliance .................................................................................................................................................................................................45

REPORT OF AUDIT COMMITTEE ...46
CODE OF ETHICS AND CONDUCT ...48
ANNUAL MEETING ATTENDANCE ...48
STOCKHOLDER COMMUNICATIONS ...48
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K ...48
STOCKHOLDER PROPOSALS ...48

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement .................................................................................................................................................................................48

Other Stockholder Proposals and Director Nominations ......................................................................................................................................................................................................48

OTHER BUSINESS ...49
APPENDIX A ...A-1

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m., local time, on May 12, 2011, at 2001 South Flint Road, Spokane, Washington 99224, and at any adjournment thereof. If you plan to attend the Annual Meeting and vote in person and need directions, please call Julie Strugar at (509) 568-7800. You may direct your vote without attending the Annual Meeting by telephone, over the internet or by completing and mailing your proxy card or voting instruction card in the enclosed, postage pre-paid envelope. Please refer to the proxy card for instructions.

When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy, by telephone, or by the internet as more fully described on your proxy card. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

At the close of business on March 28, 2011, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 17,847,439 shares of common stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on March 28, 2011, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

The enclosed Proxy, when properly executed and returned, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters that may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

Under Delaware law and our bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will be constitute a quorum at a meeting of stockholders. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting. “Broker non-votes” means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.

Proposal One. Directors are elected by a plurality and the nominees who receive the most votes will be elected. Proposal One is considered a “non routine” matter under Nasdaq Stock Market (“Nasdaq”) rules and, accordingly, brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal One or to vote their customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will decrease the number of votes cast in director elections.

Proposal Two. To be approved, the ratification of BDO USA, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2011 must receive the affirmative vote of the majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Proposal Two is considered a “routine” matter under Nasdaq rules and, accordingly, brokerage firms and nominees have the authority to vote their customers’ unvoted shares on Proposal Two as well as to vote their customers’ shares where the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions will have the affect of a vote against Proposal Two. Broker non-votes will not affect the outcome of the vote on Proposal Two.

Proposal Three. The approval of the executive compensation paid to the Company’s named executive officers requires the affirmative vote of the majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Proposal Three is considered a “non routine” matter under Nasdaq rules and, accordingly, brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal Three or to vote their customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions  will have the affect of a vote against Proposal Three. Broker non-votes will not affect the outcome of the vote on Proposal Three.

Proposal Four. The frequency of an advisory vote on executive compensation will be determined by a plurality and the frequency that receives the most votes will be the alternative that the stockholders recommend. Proposal Four is considered a “non routine” matter under Nasdaq rules and, accordingly, brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal Four or to vote their customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will decrease the number of votes cast with respect to Proposal Four.

The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by telephone or via the internet, by directors, officers and regular employees of the Company who will not be additionally compensated therefore. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April 12, 2011, to all stockholders entitled to vote at the Annual Meeting.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

ELECTION OF DIRECTORS
(Proposal 1 of the Proxy Card)

Nominees

The Company has a classified Board of Directors, which is divided into three classes, consisting of three Class I Directors, three Class II Directors and three Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on that annual meeting date. The term of the three Class III Directors, Brigitte M. Bren, Daniel G. Byrne and Rafer L. Johnson, will expire at this year’s Annual Meeting. The term of the three Class II Directors, James M. Kalustian, John A. Ueberroth and Joseph J. Ueberroth, will expire at the Annual Meeting to be held in 2012. The term of the three Class I Directors, Thomas J. Rusin, Jeffrey D. Thomas, and Ricardo Lopez Valencia, will expire at the Annual Meeting to be held in 2013.

At this year’s Annual Meeting, two Class III Directors are to be elected. The nominees for election at the Annual Meeting as Class III Directors are the incumbent directors, Daniel G. Byrne and Rafer L. Johnson. Brigitte M. Bren will not stand for re-election. Consequently, her term will expire on May 12, 2011. There will be one vacancy of the Class II Directors as a result of Ms. Bren’s resignation from the Board of Directors. Ms. Bren’s resignation was not due to a disagreement with the Company, its operations, policies or management. The Bylaws of the Company provides that the majority at the Board of Directors may fill a vacancy on the Board of Directors. After a suitable search, the Board of Directors intends to fill the Class III Director vacancy with a qualified candidate.

The enclosed Proxy will be voted in favor of Mr. Byrne and Mr. Johnson unless other instructions are given. Directors are elected by a plurality and the nominees who receive the most votes will be elected. If elected, the nominees will serve as directors until the Company’s Annual Meeting in the year 2014, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

The table below sets forth for the current Class I and Class II Directors, along with the Class III nominees to be elected at this meeting, certain information with respect to age and background.

NAME	POSITION WITH COMPANY	AGE	DIRECTOR SINCE

Class III Directors, currently standing for election:

Vacancy
Daniel G. Byrne (1)	Director	56	2005
Rafer L. Johnson (1)	Director	76	2001

Class II Directors, whose term expires at the Annual Meeting to be held in 2012:

James M. Kalustian (2)(3)	Director	50	2006
John A. Ueberroth	Chairman of the Board	67	1997
Joseph J. Ueberroth (1)	Director	41	2001

Class I Directors, whose term expires at the Annual Meeting to be held in 2013:

Thomas J. Rusin (2)(3)	Director	42	2010
Jeffrey D. Thomas	Director, Chief Executive Officer and President	44	2001
Ricardo Lopez Valencia (2)(3)	Director	45	2007

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating Committee

Business Experience

Class III Directors

Daniel G. Byrne has served as a director of the Company since May 2005. Since 1983, Mr. Byrne has served as executive vice president–finance, chief financial officer and assistant secretary of Sterling Financial Corporation. On January 31, 2011, Daniel G. Byrne became the director of corporate development of Sterling Financial Corporation. He is also the assistant secretary of Golf Savings Bank. Before joining Sterling, Mr. Byrne was employed by the accounting firm of Coopers & Lybrand in Spokane, Washington. He is a past lieutenant governor of Kiwanis International. Mr. Byrne is a past member of the Board of Trustees, its Executive Committee and the Finance Committee for Gonzaga Preparatory School. He is also president of the Board of Directors of Spokane Community Mental Health. He serves as a member of the American Institute of Certified Public Accountants, the Washington Society of Certified Public Accountants, the Financial Manager’s Society and the American Community Bankers Association and its Accounting Committee. Mr. Byrne is a certified public accountant and graduated from Gonzaga University in 1977 with a bachelor’s degree in Accounting. Mr. Byrne was selected to serve as a member of our Board of Directors because of his vast experience in the banking industry, his professional background and experience in business administration, accounting, operational management, and risk management. This experience lends much support to his leadership and oversight of the products and services offered by the Company. In addition, Mr. Byrne’s guidance and expertise on accounting, financial and investment matters qualifies him well to perform the audit committee’s oversight role and provides valuable insight to the Company’s various business functions.

Rafer L. Johnson has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc. since 1995. Mr. Johnson is a world and Olympic record holder in the decathlon. Mr. Johnson devotes a substantial amount of his time to intellectually and physically disabled children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the president of its board of directors for 11 years, and currently is chairman of its board of governors. He has been appointed to national and international foundations and presidential commissions, with a concentration on youth development. Mr. Johnson also is national head coach for Special Olympics International and a member of its board of directors. In addition, Mr. Johnson serves on a variety of special boards and committees in the worlds of sports and community services. In the early 1960s, Mr. Johnson became affiliated with the international peace movement of “People to People” and was instrumental in establishing chapters on college campuses nationwide. Mr. Johnson has spent many years before and after his Olympic triumph spreading the message of peace as an international ambassador of goodwill and in 1984 he received the distinctive honor of lighting the Olympic flame at the games in Los Angeles, California. Mr. Johnson was selected to serve as a member of our Board of Directors because he brings to the board over 40 years of diverse experience in the Special Olympics and athletic industry. His extensive understanding of these challenging aspects of this industry, together with his demonstrated leadership and management ability at senior levels, provides the Company with valuable industry-specific awareness and experience. In addition, Mr. Johnson’s early leadership and development with the international peace movement of People to People provides him with an important perspective and oversight to the Company’s core brand, foundations, youth and education development for the products and services offered by the Company. Mr. Johnson’s service on other special boards and committees in the worlds of sports and community service adds a depth of knowledge and essential insight and his subsequent civic capacities are a valuable asset to the Company.

Class II Directors

James M. Kalustian has served as a director of the Company since May 2006. Mr. Kalustian also served as a director of Conance, Inc. from June 2007 to February 2009. Mr. Kalustian is co-founder and senior vice president of HRInet, Inc., a healthcare technology and services company, where he manages network development, sales and marketing, and technology systems. Mr. Kalustian served as the vice president and general manager of Emerging Industries Business Unit of Fair Isaac Corporation (“Fair Isaac”) from April 2007 to January 2009. From November 2004 to February 2007, Mr. Kalustian served as vice president of the Pharmaceutical and Healthcare Business Unit of Fair Isaac. He also has managed Fair Isaac’s business strategy consulting practice. From May 1999 to October 2004, Mr. Kalustian led the healthcare practice, account management discipline, and served as chief operating officer and a member of the board of directors of Braun Consulting, Inc., a professional services firm delivering customer-focused business solutions to Fortune 1000 and middle market companies and offers business intelligence and CRM/ECRM technologies. Mr. Kalustian was a member of the executive management team that took Braun Consulting, Inc. public in 1999. From 1994 to 1999, he was also a co-founder of Vertex Partners, a customer-focused strategic consulting firm that joined Braun in 1999. Prior to founding Vertex Partners, Mr. Kalustian served as a manager at the consulting firm of Corporate Decisions, Inc. (a division of Mercer Management Consulting), and in marketing positions for Raytheon Company, W.R. Grace & Company and Canada Dry. Mr. Kalustian was selected to serve as a member of our Board of Directors because of his leadership experience and accomplishments as a senior executive, his extensive business experience spanning 15 years in the healthcare, pharmaceutical, retail and consumer products industries. This experience makes him exceptionally qualified in overseeing the Company’s business functions, objectives and short and long-term business strategies. In addition, Mr. Kalustian’s business expertise, his board service, and leadership in several industry-leading companies provide meaningful perceptions to the products and services offered by the Company.

John A. Ueberroth has served as chairman of the board of the Company since November 2001. Mr. Ueberroth also serves on the board of directors of the Company’s wholly owned subsidiaries, Ambassador Programs, Inc., World Adventures Unlimited, Inc., and BookRags, Inc. Mr. Ueberroth has also served as chairman and chief executive officer of Preferred Hotel Group, Inc., a company in which he is the principal shareholder, since 2004. He served as co-chairman, director, chief executive officer and president of Ambassadors International, Inc. from 1995 to June 2004. He has also been a member of the board of directors of Navigant International from October 2003 to September 2006. Since 1989, Mr. Ueberroth has been a principal of Contrarian Group, Inc., an investment and management company. From 1990 to 1993, he served as chairman and chief executive officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as president of Carlson Travel Group. In addition, Mr. Ueberroth has served as chairman of the Travel Industry Association of America during 1986 and 1987, and president of the United States Tour Operators Association during 1987 and 1988. Mr. Ueberroth was selected to serve as a member of our Board of Directors because as a former chairman and chief executive officer of a major airline together with his senior executive positions with national travel and accommodations companies, he brings outstanding travel industry expertise, operational expertise and international expertise to the Company. We also believe that Mr. Ueberroth’s substantial investment and management industry experience gained in part while serving as a former senior executive in the travel industry, as well as his affiliation with national travel associations, are important assets to the Company.

Joseph J. Ueberroth has served as a director of the Company since May 2004. He currently serves as president of Bellwether Financial Group, Inc., a position he has held since 1997. He also served as president, chief executive officer and director of Ambassadors International, Inc. from August 2001 to April 2009. His other involvements include chairman of Bellingham Marine, the world’s most comprehensive marina builder, founder and chairman of BellPort Group, Inc., an international marina company, and as a general partner and managing member of CGI Opportunity Fund I and II, a venture capital operating company focused on early stage, high growth companies. Mr. Ueberroth also serves on the board of directors of Melones International, S.A. de C.V,  Apache Produce Company and TerraNova Partners, LP. Mr. Ueberroth was selected to serve as a member of our Board of Directors because as a former executive in the travel industry during his tenure at Ambassadors International, Inc., Mr. Ueberroth gained significant knowledge of and insight into that industry. Coupled with his venture capital experience with high growth companies, his operational experience gives him an understanding of business and cultural practices which are important assets to the Company. In addition, as a current executive in the international marina industry and a managing member of a venture capital fund, Mr. Ueberroth has expertise that gives the Company a unique insight into mergers, acquisitions and disposition transactions.

Class I Directors

Thomas J. Rusin has served as director of the Company since July 2010. Mr. Rusin is currently the Founder and President of The Rusin Group, LLC, a strategic consulting firm specializing in assisting companies in launching newly developed strategies, products, and markets. Prior to forming The Rusin Group, Mr. Rusin served as President and Chief Executive Officer, of Affinion Group North America, from June 2007 to June 2010.  From October 2005 to May 31, 2007 Mr. Rusin served as Affinion’s Executive Vice President and Chief Revenue Officer. Mr. Rusin joined Affinion in December 1999 as Product Manager in the Netmarket Group overseeing Travel Marketing and was subsequently promoted to Vice President of Travel in January 2001, Senior Vice President Consumer Saving Group with responsibility for Travel, Auto and Leisure in October 2001, and then Executive Vice President of Product Management, New Product Development in December 2003. From 1990 to 1998, he owned and operated Just for Travel Inc., a business he then sold. Mr. Rusin also serves on the board of directors of two non-profit organizations, the Connecticut Yankee Council of the Boy Scouts of America and Wide Horizons for Children. Mr. Rusin has a Bachelor of Science Degree in Marketing from the University of Connecticut. Mr. Rusin was selected to serve as a member of our Board of Directors because of his leadership experience and accomplishments as a senior executive, his extensive business experience spanning 20 years in the product development, database modeling and analysis, and the marketing industry, including extensive expertise in direct mail, telemarketing, and online marketing. He also has a strong finance, marketing and consumer products background gained through his experience with Affinion Group and Trilegiant Corporation. This blend of experience coupled with his exposure to the travel industry, allows him to bring innovative marketing solutions across multiple channels and media that strengthen our customer relationships and provides the Board of Directors with a unique perspective into strategy, operations, business and vision for the Company.

Jeffrey D. Thomas has served as chief executive officer, president and director of the Company since November 2001. Mr. Thomas also serves on the board of directors of the Company’s wholly owned subsidiaries, Ambassador Programs, Inc., World Adventures Unlimited, Inc., and BookRags, Inc. He served as president of Ambassador Programs, Inc. from August 1996 through July 2002, and has served as chief executive officer since January 2000. For Ambassadors International, Inc., he served as a director from August 2001 through February 2002 and as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc. Mr. Thomas currently serves as the lead director on  the board of directors of Scientific Learning (NASDAQ: SCIL), a publicly traded company that creates and distributes educational software which accelerates learning to more than 40 countries around the world. He also serves on the board of directors of Inland Northwest Council for Boy Scouts of America and on the board of trustees of Greater Spokane Incorporated. Mr. Thomas previously served on the boards of SATO Travel, a travel agency that specializes in arranging travel tours and transportation for government and military members, and Off the Beaten Path LLC, an adventure travel company specializing in distinctive travel experiences for independent and small group travelers. Mr. Thomas was selected to serve as a member of our Board of Directors because he has extensive experience in executive level management and serves as a board member for several other companies. In addition, he has served as chief financial officer for six years and has fourteen years of tenure in the travel industry, which gives him a vast array of experiences to draw from and uniquely qualifies him to lead the Company and serve on the Board of Directors. As chief executive officer and president, Mr. Thomas has consistently demonstrated an ability to exercise sound judgment and prudent management skills.

Ricardo Lopez Valencia has served as director of the Company since May of 2007. In July 2007, Mr. Valencia started ZAMAS Holdings, LLC, a privately owned company which includes a consulting business and a business incubator for entrepreneurial ventures and early stage companies. From 2001 to July 2007, Mr. Valencia was a senior executive for ING. He served as the vice president of Hispanic markets for ING Group. In 2003, he became senior vice president. He had strategic, fiscal and operational responsibility for the development of wealth accumulations strategies focused on diversity markets with specific focus in the African American, Asian American, Hispanic, women, LGBT and capabilities markets. Since returning to Arizona in 2007, Mr. Valencia was appointed by Arizona Governor Jan Brewer as Corporate Chair of the 2010 Border Governors Conference and to serve a term on the Arizona Mexico Commission to chair the strategic development committee. In 2008, Mr. Valencia was also appointed by Governor Janet Napolitano to serve on the Arizona State Charter School Board. Mr. Valencia also serves on the board of West Ed, a national nonprofit education research, development, and service agency. He serves on the board of the Children’s Action Alliance, an Arizona based advocacy movement. Mr. Valencia has served on the boards of the National PTA, International Association of Marketing Students (DECA), the White House Millennium Youth Initiative and the U.S. Department of Education’s Partnership for Family Involvement. Additionally, he has served on the boards of the National 4-H, the National Future Farmers of America Foundation and the New York Hispanic Ballet. Prior to his role with ING, Mr. Valencia served as the Director of Education for USA Today, where he helped make K-12 outreach a major initiative for the nation’s newspaper. He previously served as the executive director of the National Future Farmers of America Alumni Association. In 1983, he became the first Hispanic president of Arizona’s Future Farmers of America. He also served as the Director of Professional Development for Career and Technical Education for the State of Arizona. Mr. Valencia was selected to serve as a member of our Board of Directors because of his attributes, skills and qualifications he has developed through 7 years as senior executive with a national investment and financial management company and 20 years as a senior executive with profit and loss responsibilities in a number of high profile corporations and organizations. This experience allows him to provide unique customer, sales and marketing, and community perspective to the Company. In addition, Mr. Valencia’s senior executive experience provides leadership and business operations expertise to the Company. Mr. Valencia serves on a number of company boards and government agencies focused on education, agriculture, arts, and non-profit initiatives, which compliment the Company’s products and services. His strong and firsthand knowledge of the student education market is a valuable asset to the Company. Furthermore, his active involvement in community and civic affairs represent an ethical character that we seek in our leaders and Company culture.

Relationships Among Directors or Executive Officers

Joseph J. Ueberroth, a member of the Company’s Board of Directors, is a nephew to John A. Ueberroth, the Company’s chairman of the board. Jeffrey D. Thomas, the Company’s chief executive officer, president and a member of the Company’s Board of Directors, is married to Margaret M. Thomas, the Company’s executive vice president, and president and chief operating officer of the Company’s wholly owned subsidiary, Ambassador Programs, Inc. Other than these relationships, there are no family relationships among the directors or executive officers of the Company.

Meetings of the Board of Directors and Committees of the Board of Directors

During 2010, the Board of Directors met four times and acted by written consent three times. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. The members of each committee are selected by the majority vote of the Board of Directors. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and all committees on which such director served.

The Board of Directors has determined that each of the directors, except Jeffrey D. Thomas, is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq director independence standards (“Listing Standards”), as currently in effect. Furthermore, the Board of Directors has determined that each of the members of each of the committees of the Board of Directors is “independent” within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee makes recommendations for selection of the Company’s independent registered public accounting firm, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves professional services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and any non-audit fees, and reviews the financial statements of the Company and the adequacy of the Company’s internal accounting controls and financial management practices.

The Audit Committee currently consists of Daniel G. Byrne, chairman, Brigitte M. Bren, Rafer L. Johnson, and Joseph J. Ueberroth. Ms. Bren will not stand for re-election at this year’s Annual Meeting. Consequently, she will resign from the Audit Committee on May 12, 2011. The Board of Directors has determined that, based upon his prior work experience and his tenure and experience on the Company’s Audit Committee, Mr. Byrne qualifies as an “Audit Committee Financial Expert” as this term has been defined under the rules and regulations of the Securities and Exchange Commission.

There were eight meetings of the Audit Committee during the fiscal year ended December 31, 2010. See Report of Audit Committee. The charter of the Audit Committee is attached as Appendix A to the Company’s 2010 Proxy Statement filed with the Securities and Exchange Commission on April 13, 2010.

Compensation Committee

The Compensation Committee is responsible for determining compensation for the Company’s executive officers, reviewing and approving executive compensation policies and practices, and providing advice and input to the Board of Directors in the administration of the Company’s 2009 Equity Participation Plan (the “Incentive Plan”). The Compensation Committee from time to time engages and consults with independent compensation consultant in the performance of its duties. For the last several years the consultant was Watson Wyatt (Towers Watson after a January 1, 2010 merger). In September 2010, the Compensation Committee moved its consulting arrangement to Milliman, Inc. (“Milliman”).  Milliman provides market data, historical compensation information, and advice regarding best practices in executive compensation and compensation trends for executive officers and directors.

The Compensation Committee consists of James M. Kalustian, chairman, Thomas J. Rusin, and Ricardo Lopez Valencia.

In 2010, the Compensation Committee met four times and acted by written consent four times. See Compensation Committee Report.

Nominating Committee

The Nominating Committee evaluates nominations for new members of the Board of Directors. The Nominating Committee considers candidates based upon their business and financial experience, personal characteristics, expertise that is complementary to the background and experience of other Board of Directors members, willingness to devote the required amount of time to carrying out the duties and responsibilities of membership on the Board of Directors, willingness to objectively appraise management performance, and any such other qualifications the Nominating Committee deems necessary to ascertain the candidates’ ability to serve on the Board of Directors. Although diversity may be a consideration in the nomination process, the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees.

The Nominating Committee consists of James M. Kalustian, chairman, Thomas J. Rusin and Ricardo Lopez Valencia.

There were three meetings of the Nominating Committee during the fiscal year ended December 31, 2010. The charter of the Nominating Committee is attached as Appendix A to the Proxy Statement.

Director Nomination Process

The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to submit names of candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the following address: c/o Secretary, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. The Company’s secretary will, in turn, forward the recommendation to the Nominating Committee. The recommendation should include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•	The name and contact information for the candidate;

•	A statement of the candidate’s occupation and background, including education and business experience;

•	Information regarding each of the factors considered by the Nominating Committee, as listed above, sufficient to enable the committee to evaluate the candidate;

•
A statement detailing (i) any relationship or understanding between the candidate and the Company, or any customer, supplier, competitor, or affiliate of the Company, and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and

•	A statement that the candidate is willing to be considered for nomination by the committee and willing to serve as a director if nominated and elected.

Stockholders must also comply with all requirements of the Company’s bylaws, a copy of which is available from the Company’s secretary upon written request, with respect to nomination of persons for election to the Board of Directors. The Company may also require any proposed nominee to furnish such other information as the Company or the committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

The Nominating Committee did not receive any stockholder recommendations for nomination to the Board of Directors in connection with this year’s Annual Meeting. The nominees for election at the Annual Meeting as Class III Directors are the incumbent directors, Daniel G. Byrne and Rafer L. Johnson. Stockholders wishing to submit nominations for next year’s annual meeting of stockholders must notify the Company of their intent to do so on or before the date specified under “Stockholder Proposals–Other Stockholder Proposals and Director Nominations.”

Board Leadership Structure and Role in Risk Oversight

The Board of Directors is responsible for risk oversight of the Company. Risks facing the Company include competitive, economic, operational, financial, accounting, liquidity, tax, regulatory, foreign dependencies, safety, work force, environmental, political and other risks. Risks are reported to the Board of Directors through the Company’s executive officers, who are responsible for the identification, assessment and management of the Company’s risks. The Board of Directors regularly discusses the risks reported by the Company’s executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.

The Board of Directors is structured, in part, to optimize its risk oversight capabilities, which is achieved primarily by separating the positions of principal executive officer and chairman of the board and delegating certain risk oversight functions to its committees. Although the Board of Directors does not have a formal policy with respect to its leadership structure, the Company believes that currently having a separate principal executive officer and chairman of the board achieves an appropriate balance with regard to Company performance and risk management. As a non-employee of the Company, the chairman of the board provides the Board of Directors with outside expertise and insight, which the Company views as important in overseeing the management of the Company’s risks by its executive officers, including its principal executive officer.

Additionally, the committees of the Board of Directors are delegated with oversight responsibility for particular areas of risk. Specifically, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting, and maintaining effective internal controls for financial reporting. The Nominating Committee oversees risks related to the effectiveness of the Board of Directors. The Compensation Committee oversees risks related to the Company’s comprehensive compensation policies and practices.

Compensation Committee Interlocks, Insider Participation in Compensation Decisions and Certain Transactions

The Compensation Committee is composed of three non-employee directors, James M. Kalustian, chairman, Thomas J. Rusin, and Ricardo Lopez Valencia. No executive officer of the Company has served during 2010 or subsequently as a member of the board of directors or compensation committee of any entity, which has one or more executive officers who serve on the Company’s Board of Directors, or the Compensation Committee. During fiscal 2010, no member of the Company’s Compensation Committee had any relationship or transaction with the Company required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act.

The Board of Directors unanimously recommends that you vote FOR the election of each of Daniel G. Byrne and Rafer L. Johnson as Class III Directors of the Company. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast by the holders of the Company’s Common Stock present and voting at the Annual Meeting.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 2 of the Proxy Card)

The Audit Committee of the Board of Directors has selected BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2011, and the Board of Directors recommends that the stockholders ratify such appointment at the Annual Meeting.

BDO has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of registered public accounting firm by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of BDO will be present at this year’s Annual Meeting of Stockholders. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

In the event the stockholders fail to ratify the selection of BDO, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote FOR this proposal (Proposal 2 on the Proxy) to ratify the selection of the independent registered public accounting firm. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Proposal 3 of the Proxy Card)

In accordance with the requirements of Section 14A of the Exchange Act, we are providing the Company’s stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our Named Executive Officers, as disclosed in the section entitled “Compensation Discussion and Analysis,” the accompanying compensation tables and the related narrative disclosures in this Proxy Statement. Accordingly, the following resolution will be submitted for a stockholder vote at the 2011 Annual Meeting:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the section entitled “Compensation Discussion and Analysis,” the accompanying compensation tables and the related narrative disclosure in the Proxy Statement for this Annual Meeting.”

As described in the section entitled “Compensation Discussion and Analysis,” our executive compensation philosophy is intended to ensure that executive compensation is aligned with the Company’s business strategy, objectives and stockholder interests, and is designed to attract, motivate and retain highly qualified and key executives and employees. The Company’s executive compensation philosophy is designed to pay competitive total compensation based on continuous improvements in corporate performance, and individual and team contributions that are aligned with stated business strategies and objectives. To implement its philosophy, the Company sets base compensation at competitive levels relative to executives holding positions with similar responsibilities at comparable companies and focuses heavily on performance-based incentives to motivate and encourage employees to achieve superior results for the Company and its stockholders.

In implementing the Company’s compensation program, we seek to achieve a balance between compensation and the Company’s annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer’s efforts by encouraging stock ownership in the Company, and align executive remuneration with the long-term interests of the Company’s stockholders.

We believe that the elements of our executive compensation program provide a well-proportioned mix of security-oriented compensation, at-risk or performance-based compensation, and retention-based compensation that produces short-term and long-term incentives and rewards. The Company believes this compensation mix provides the Named Executive Officers a measure of security as to the minimum levels of compensation they are eligible to receive, while motivating the Named Executive Officers to focus on the business measures that will produce a high level of performance for the Company, as well as reducing the risk of recruitment of highly qualified executive talent by our competitors. The mix of annual incentives and equity-based awards likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance. The Company believes that its compensation mix results in a pay-for-performance orientation that is aligned with its compensation philosophy to pay median pay for median performance and above-market pay for superior performance.

Stockholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy.

This vote is merely advisory and will not be binding upon the Company or the Board of Directors. However, the Board of Directors values constructive dialogue on executive compensation and other important governance topics with the Company’s stockholders and encourages all stockholders to vote on this matter.

The Board of Directors unanimously recommends that you vote FOR the resolution approving the compensation of the Company’s Named Executive Officers. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting.

FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION
(Proposal 4 of the Proxy Card)

In accordance with the requirements of Section 14A of the Exchange Act, we are providing the Company’s stockholders the opportunity to cast a non-binding, advisory vote on whether a non-binding stockholder resolution to approve the compensation of the Company’s Named Executive Officers should occur every one, two or three years. The Board of Directors recommends that stockholders vote to hold an advisory vote on executive compensation every three years, or a triennial vote.

The Board of Directors believes that a triennial vote complements our goal to create a compensation program that enhances long-term stockholder value. As described in the section entitled “Compensation Discussion and Analysis,” our executive compensation program is designed to motivate executives to achieve both short-term and long-term corporate goals that enhance stockholder value. To facilitate the creation of long-term, sustainable stockholder value, certain of our compensation awards are contingent upon successful completion of multi-year service periods. A triennial vote will provide stockholders the ability to evaluate our compensation program over a time period similar to the periods associated with certain of our compensation awards, allowing them to compare the Company’s compensation program to the long-term performance of the Company.

The Compensation Committee would similarly benefit from this longer time period between advisory votes. Three years will give the Compensation Committee sufficient time to fully analyze the Company’s compensation program (as compared to the Company’s performance over that same period) and to implement necessary changes. In addition, this period will provide the time necessary for implemented changes to take effect and the effectiveness of such changes to be properly assessed. The greater time period between votes will also allow the Compensation Committee to consider various factors that impact the Company’s financial performance, stockholder sentiments and executive pay on a long-term basis. The Board of Directors believes anything less than a triennial vote will yield a short-term mindset and detract from the long-term interests and goals of the Company.

Although this advisory vote on the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers is non-binding, the Board of Directors and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

The Board of Directors unanimously recommends that an advisory vote on the compensation of the Company’s Named Executive Officers be included in the Company’s proxy statement every three years. The frequency receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm Fees

The following table represents fees charged for professional audit services rendered by BDO for the audit of the Company’s financial statements for the years ended December 31, 2010 and 2009, and fees billed by BDO for other services during those years.

	2010	2009
Audit Fees	$330,000	$335,000
Audit - Related Fees	15,500	15,000
Tax Fees	—	—
All Other Fees	—	—
Total	$345,500	$350,000

Audit Fees consist of fees billed for professional services rendered for the integrated audit of the Company’s consolidated financial statements and the review of the Company’s interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of fees billed for assurance and related services, primarily related to the audit of the Company’s employee benefit plan financial statements, and are not reported under “Audit Fees.”

Audit Committee’s Pre-Approval Policy

During 2010, the Audit Committee of the Board of Directors operated under policies and procedures pre-approving all audit and non-audit services provided by the independent registered public accounting firm and prohibiting certain services from being provided by the independent registered public accounting firm. The Company may not engage its independent registered public accounting firm to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent registered public accounting firm for which the cost is less than $20,000 per quarter. The chairman must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

Independence

The Audit Committee has considered whether BDO’s provision of services other than its audit of the Company’s annual financial statement and its review of the Company’s quarterly financial statements is compatible with maintaining such independent registered public accounting firm’s independence and has determined that it is compatible.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis describes the Company’s compensation philosophy, objectives, and processes, including the methodology for determining executive compensation for the “Named Executive Officers,” as defined under the section entitled “Compensation of Executive Officers and Directors–Summary Compensation Table.” Please also refer to the more detailed compensation disclosures beginning with and following the “Summary Compensation Table” contained in this Proxy Statement.

Overview of Compensation Philosophy and Guiding Principles

The Company recognizes and values the critical role that executive leadership plays in its performance. The Company’s executive compensation philosophy is intended to ensure that executive compensation is aligned with its business strategy, objectives and stockholder interests, and is designed to attract, motivate and retain highly qualified and key executives and employees. The Company’s executive compensation philosophy is designed to pay competitive total compensation based on continuous improvements in corporate performance, and individual and team contributions that are aligned with stated business strategies and objectives. To implement its philosophy, the Company sets base compensation at competitive levels relative to executives holding positions with similar responsibilities at comparable companies and focuses heavily on performance-based incentives to motivate and encourage employees to achieve superior results for the Company and its stockholders. Compensation elements generally consist of a base salary, an annual cash award and for key employees and executives, long-term equity compensation.

Role of the Compensation Committee

The Company’s Board of Directors appoints members to the Compensation Committee to assist in recommending, managing and reviewing executive compensation for the Named Executive Officers. The Compensation Committee reviews and approves salaries, annual awards, long-term incentive compensation, benefits, and other compensation in order to ensure that the Company’s executive compensation strategy and principles are aligned with its business strategy, objectives and stockholder interests. The Compensation Committee meets quarterly prior to the quarterly meeting of the Board of Directors. Each member of the Compensation Committee is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect. Further, the Board of Directors has determined that each member of the Compensation Committee is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”).

For the past several years, the Compensation Committee has engaged Watson Wyatt (Towers Watson after a January 1, 2010 merger) to act as the executive compensation consultant for the Company. In September 2010, the committee moved its independent consulting engagement to Milliman. The Compensation Committee maintains the sole authority to enter or terminate the relationship with an independent compensation consultant such as Milliman. The Compensation Committee has engaged the independent consultant to assist in the executive compensation process by providing competitive compensation information for executive positions with similar stewardships from peer-group companies and from published surveys for companies with comparable revenues.

Say on Pay Proposals

The Dodd-Frank Wall Street Reform and Consumer Protection Act that was passed by Congress in July of 2010 requires that companies include in their annual proxy statement a non-binding resolution seeking stockholder approval of  Named Executive Officer compensation at stockholder meetings at least once every three years.  It also mandates a separate vote to determine how often the say-on-pay vote will be held (every one, two or three years), with such separate vote to be held at least once every six years.

The Compensation Committee reviewed carefully the alternatives available and considered carefully the importance of transparency in executing its stewardship to stockholders.  After a thorough review, the committee is able to fully endorse ratification of Proposals 3 and 4 included in this proxy.  The rationale and further details about these important proposals are included in the descriptions starting on page 10.

Executive Compensation Methodology

The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation to be paid to the Named Executive Officers. The Compensation Committee considers such corporate performance measures as net income, earnings per share, cash flow, operational excellence, growth and enrollments, and may vary its quantitative measurements from employee to employee, and from year to year. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors such as superior individual performance, new responsibilities or positions within the Company, leadership ability and overall management contributions to the Company. The Company’s chief executive officer consults with the Compensation Committee and provides recommendations with respect to the compensation of other Named Executive Officers. The Compensation Committee determines the compensation of the chief executive officer in its executive sessions. Milliman assists the Compensation Committee in aligning the Company’s practices with the marketplace for talent, internal equity and performance requirements unique to the Company.

In general, the process by which the Compensation Committee makes decisions relating to executive compensation includes, but is not limited to, consideration of the following factors:

•	The Company’s executive compensation philosophy and practices
•	The Company’s performance relative to peers and industry standards
•	Success in attaining annual and long-term goals and objectives
•	Alignment of executive interests with stockholder interests through equity-based awards and performance-based compensation
•	Individual and team contributions, performance and experience
•	Total compensation and the mix of compensation elements for each Named Executive Officer
•	Competitive market practices

The Compensation Committee assesses the competitive market of each component of the executives’ compensation and in the aggregate. Based upon these competitive reference points, the Compensation Committee establishes base salary ranges and target short-term and long-term incentive amounts. The Compensation Committee then considers each individuals experience and performance in determining base salary levels and determines the required performance for short and long-term target incentives.

In implementing the Company’s compensation program, the Compensation Committee seeks to achieve a balance between compensation and the Company’s annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer’s efforts by encouraging stock ownership in the Company, and align executive remuneration with the long-term interests of the Company’s stockholders.

Watson Wyatt performed a comprehensive executive compensation study for the Compensation Committee in April of 2008. This study served as a backdrop for making compensation decisions for 2009 and 2010. Watson Wyatt assisted the Compensation Committee in identifying executives holding comparable positions found in published surveys and proxy data sources reflecting industry practices of similar organizations. This data was considered in subsequent  compensation decision-making process. Published survey data selection for comparable executive positions was based primarily on annual revenues. The surveys used included:

•	2007/08 Watson Wyatt Top Management Compensation Report. This survey consists of executive compensation data from 1,375 organizations in 77 industries across the United States.
•	2007/08 Mercer Executive Benchmark Database. This survey covers 173 positions as reported by 2,450 organizations located in the United States.

In addition to considering survey data, Watson Wyatt performed a proxy analysis in 2008 of 20 peer companies. The Compensation Committee and management determined the criteria for peer company selection that included non-financial, profitable, companies with non-founder chief executive officers with sales between $200 million and $450 million, market capitalizations between $300 million and $1 billion, and chief executive officers with over one year of tenure. The following companies were included in the peer group comparison:

• B&G Foods Inc	• Inter Parfums Inc	• Synaptics Inc
• Medical Action Industries	• Skillsoft Plc	• Cognex Corp
• Foster (Lb) Co	• Raven Industries Inc	• National Presto Inds Inc
• Argon St Inc	• Park Electrochemical Corp	• Wd-40 Co
• Lindsay Corp	• Prepaid Legal Services Inc	• Martek Biosciences Corp
• K-Sea Transportation	• Medicines Co	• Epiq Systems Inc
• Blue Nile Inc	• K-Swiss Inc

The survey data and proxy data utilized by the Compensation Committee generally includes:

•	base salary,
•	annual incentive award,
•	total cash compensation,
•	pay adjustment trends,
•	long-term incentives, and
•	retirement and capital accumulation,
•	benefits and perquisites, and
•	equity ownership.

In early 2010, Towers Watson provided assistance in drafting the Compensation, Discussion and Analysis section contained in the Company’s 2010 Proxy Statement and limited advice associated with total compensation packages for the current executive team and new key positions hired during the year. The total associated fees paid for these services were approximately $14,000. In addition, Milliman provided assistance in 2010 with regards to an updated study similar to that conducted in 2008 covering all elements of executive compensation, including compensation philosophy, base salary, incentive compensation and equity based compensation. The study also reviewed executive contracts and analyzed incentive compensation risk. The total associated fees paid for these services were approximately $34,000.

Executive Compensation Program Elements

The Compensation Committee annually reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. In August 2008, based upon Watson Wyatt’s research and its recommendations, which were built around the position, responsibilities, experience and performance of the Named Executive Officers, the Compensation Committee approved increases in base salary to $525,000 and $341,000 for Mr. Thomas and  Mrs. Thomas, respectively. However, based upon economic conditions and the outlook for 2009, management and the Compensation Committee determined that it was not the appropriate time to implement the Watson Wyatt’s market and performance based recommendations. This information was reviewed again in November 2009 and the following changes were implemented. Mr. Thomas did not receive a salary increase in 2010 and his salary remained at $400,000, which has not changed since 2004.  Mrs. Thomas salary was increased in 2010 to from $220,000 to $300,000, the first increase since 2007.  Mrs. Gravelle’s salary was increased from $126,800 to $168,000 in November 2009 when she assumed the role of interim Chief Financial Officer.

In November 2010, Milliman recommended an increase in base salary to $500,000 for Mr. Thomas based on the updated compensation study. However, after consideration of the Company’s current results and the continued economic recovery, the Compensation Committee determined there will be no salary increases for any of the Named Executive Officers in 2011. As a result, overall compensation would be weighted more heavily on equity based awards or long-term incentive compensation to offer an overall competitive compensation package. The Compensation Committee establishes targets for annual incentive awards and equity based compensation. The particular elements of the compensation program for the Named Executive Officers consist of the following:

Base Salary. Base salary is set to attract and retain executive talent taking into consideration competitive market conditions with respect to comparable companies. Base salaries for the Named Executive Officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer’s position, and the experience the individual brings to the position. Salaries are reviewed periodically and adjusted as warranted. Factors that are considered in this review of executive officers base salary include, but are not limited to, sustained individual performance and long-term business growth and development. Base salaries are managed within a competitive range for each position, reflecting both job performance and market forces.

Annual Incentive Awards. Annual incentive awards are designed to focus the Company’s Named Executive Officers on annual operating achievement by compensating individuals based on achievement of specific goals related to Company performance and long-term stockholder value. Named Executive Officers are eligible for an annual incentive award, calculated by the Compensation Committee as a percentage of the executive officer’s base salary. For 2010, the maximum potential award for Named Executive Officers ranged from 50% to 150% of base annual salary, depending on the executive officer’s position. For 2010, Mr. Thomas did not receive an award, Mrs. Thomas received an award of $60,480 (20%), and Mrs. Gravelle received an award of $3,433 (2%).

The Company pays annual incentive awards to its Named Executive Officers based upon the achievement of pre-established targets that are indicative of the Company’s performance, as well as individual performance milestones to the extent they are met by the executive officer.

The pre-established targets and individual performance milestones for 2010 for each Named Executive Officer were approved by the Compensation Committee in February 2010. In February 2011, the Compensation Committee reviewed actual performance during 2010 against the pre-established targets and individual milestones. A summary of the results of the Compensation Committee’s review is set forth below:

Jeffrey D. Thomas. Mr. Thomas was eligible for a maximum incentive award of $600,000. The Compensation Committee did not award Mr. Thomas an incentive award based upon an evaluation of the following performance milestones: 1) Combined Achievement of 2010 Net Income before tax and 2011 Enrolled Revenue, and 2) Earnings per Share. The Compensation Committee assessed performance relative to each component as follows:

Combined Achievement of 2010 Net Income before tax and 2011 Enrolled Revenue: $32,000 will be payable for every one percent of enrolled revenue growth that the Company achieves in excess of $159.5 million, up to $196.5 million and every $0.3 million in income before tax in excess of $21.8 million, up to $26.0 million. The Company’s enrolled revenue was $166.6 million, but net income before tax was below $21.8 million negating the combined achievement goal. The Compensation Committee determined that no payment would be made toward Mr. Thomas’s annual incentive award with regard to this milestone.

Earnings per Share: $6,000 will be payable for every $0.01 that the Company’s earnings per share exceeds $0.60 per share, up to $0.80 per share. The Company’s earnings per share for 2010 was $0.42. The Compensation Committee determined that no payment would be made toward Mr. Thomas’ annual incentive award with regard to this milestone.

Margaret M. Thomas. Mrs. Thomas was eligible for a maximum incentive award of $360,000. The Compensation Committee awarded Mrs. Thomas an incentive award of $60,480 based upon an evaluation of the following performance milestones: 1) Combined Achievement of 2010 Net Income before tax and 2011 Enrolled Revenue, and 2) Operational Excellence. The Compensation Committee assessed performance relative to each component as follows:

Combined Achievement of 2010 Net Income before tax and 2011 Enrolled Revenue: $19,200 will be payable for every one percent of enrolled revenue growth that the Company achieves in excess of $159.5 million, up to $196.5 million and every $0.3 million in income before tax in excess of $21.8 million, up to $26.0 million. The Company’s enrolled revenue was $166.6 million, but net income before tax was below $21.8 million negating the combined achievement goal. The Compensation Committee determined that no payment would be made toward Mrs. Thomas’s annual incentive award with regard to this milestone.

Operational Excellence: $720 will be payable for every day the Company’s operational excellence exceeds 125 days, up to 225 days. Days of operational excellence measure safety, customer operations, and customer communication across 14 measurements, all of which must be met at an excellent level to count as one day of operational excellence. The Company achieved 209 days of operational excellence.  The Compensation Committee determined that a payment of $60,480 would be made toward Mrs. Thomas’s annual incentive award with regard to this milestone.

Anthony F. Dombrowik. Mr. Dombrowik was not eligible for an incentive award in 2010.

Kristi J. Gravelle. Mrs. Gravelle was eligible for a maximum incentive award of $168,000 during the time in which she served as the interim chief financial officer. As of October 18, 2010, she assumed the role of Vice President, Finance and Accounting, and therefore she was evaluated on a pro-rata basis using incentive criteria similar to that of Mrs. Thomas. The Compensation Committee awarded Mrs. Gravelle an incentive award of $3,433 based upon an evaluation of the following performance milestones: 1) Combined Achievement of 2010 Net Income before tax and 2011 Enrolled Revenue, 2) Earnings per Share, and 3) Operational Excellence, for the last two and a half months in 2010 while she served as Vice President, Finance and Accounting. The Compensation Committee assessed performance relative to each component as follows:

Combined Achievement of 2010 Net Income before tax and 2011 Enrolled Revenue: $8,960 will be payable for every onepercent of enrolled revenue growth that the Company achieves in excess of $159.5 million, up to $196.5 million and every $0.3 million in income before tax in excess of $21.8 million, up to $26.0 million. The Company’s enrolled revenue was $166.6 million, but net income before tax was below $21.8 million negating the combined achievement goal. The Compensation Committee determined that no payment would be made toward Mrs. Gravelle’s annual incentive award with regard to this milestone.

Earnings per Share: $1,680 will be payable for every $0.01 that the Company’s earnings per share exceeds $0.60 per share, up to $0.80 per share. The Company’s earnings per share for 2010 was $0.42. The Compensation Committee determined that no payment would be made toward Mrs. Gravelle’s  annual incentive award with regard to this milestone.

Operational Excellence: $336 will be payable for every day the Company’s operational excellence exceeds 125 days, up to 225  days, limited to the number of days the Mrs. Gravelle served in the capacity of vice president, finance and accounting. Days of operational excellence measure safety, customer operations, and customer communication across 14 measurements, all of which must be met at an excellent level to count as one day of operational excellence. The Company achieved 209 days of operational excellence. The Compensation Committee determined that a payment of $3,433 would be made toward Mrs. Gravelle’s annual incentive award with regard to this milestone.

Information regarding the annual incentive compensation for 2010 awarded to each of the Named Executive Officers is shown in the “Non-Equity Incentive Plan Information” column of the “Summary Compensation Table” and the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of the “Grants of Plan-Based Awards Table”.

The pre-established targets and individual performance milestones for 2011 for each Named Executive Officer were approved by the Compensation Committee in February 2011. A summary of the results of the Compensation Committee’s review is set forth below:

2011 Incentive Plan. Mr. Thomas will be eligible for a target incentive award of $300,000 and a maximum incentive award of $600,000. Mrs. Thomas will be eligible for a target incentive award of $180,000 and a maximum incentive award of $360,000. Mr. Dombrowik will be eligible for a target incentive award of $144,000 and a maximum incentive award of $288,000. Mrs. Gravelle will be eligible for a target incentive award of $46,500 and a maximum incentive award of $93,000. The Compensation Committee will determine the amount of the incentive based award upon an evaluation of the following three performance milestones: 1) Earnings per Share, 2) Combined Achievement of 2011 Net Income before tax and 2012 Enrolled Revenue, 3) Non-traditional 2010 Enrolled Revenue, and 4) Operational Excellence. The Compensation Committee will assess performance relative to each component for 2011 as follows:

Earnings per Share: $6,000, and $2,880 will be payable for every $0.01 that the Company’s earnings per share exceeds $0.60 per share, up to $0.80 per share, for Mr. Thomas and Mr. Dombrowik, respectively.

Combined Achievement of 2011 Net Income before tax and 2012 Enrolled Revenue: $19,200, $8,640, $9,216 and $2,232 will be payable for every one percent of enrolled revenue growth that our largest operating subsidiary Ambassador Programs, Inc. (“Ambassador Programs”), achieves in excess of $166.6 million, up to $210.0 million and every $0.45 million of income before tax in excess of $16.6 million, up to $27.5 million for Mr. Thomas, Mrs. Thomas, Mr. Dombrowik and Mrs. Gravelle, respectively. Enrolled revenue consists of estimated gross receipts to be recognized, in the future, upon travel of an enrolled participant. This performance milestone is based on results from Ambassador Programs because it accounts for approximately  95 percent of consolidated total revenue. This incentive award is contingent upon Ambassador Programs achieving a minimum income before tax of $16.6 million.

Non-traditional 2012 Enrolled Revenue: $11,250 and $2,906 will be payable for every $1.0 million of non-traditional enrolled revenue of Ambassador Programs, in excess of $8.0 million, up to $16.0 million for Mrs. Thomas and Mrs. Gravelle, respectively. Non-traditional enrolled revenue represents enrollments received outside the direct mail marketing model through new inventive lead acquisition techniques.

Operational Excellence: $284 and $73 will be payable for every day the Company’s operational excellence exceeds 175 days, up to 365 days for Mrs. Thomas and Mrs. Gravelle, respectively. Days of operational excellence measure safety, customer operations, and customer communication across 10 measurements, all of which must be met at an excellent level to count as one day of operational excellence.

Long-Term Incentive Compensation/Equity-Based Awards. The Company’s long-term incentive program is designed to retain the Named Executive Officers and to align the interests of the Named Executive Officers with the interests of the Company’s stockholders. The Company’s long-term incentive program consists of periodic grants of stock options and restricted stock, which are made at the discretion of the Compensation Committee under the Incentive Plan. Decisions made by the Compensation Committee regarding the amount of the grant and other discretionary aspects of the grant take into consideration Company performance, growth, individual performance and experience, contributions to the Company’s development, competitive forces to attract and retain senior management, and the nature and terms of grants made in prior years. The Compensation Committee considers the compensation data provided by Milliman, which sets forth median annualized long-term incentive values, the objectives of the long-term incentives, the availability of shares and the perceived value of the available instruments. A combination of stock options and time-based restricted stock were granted to the Named Executive Officers in 2010 to achieve the objectives of the Company’s long-term incentive program. Stock options create incentive for increasing the Company’s stock price by aligning executives’ interests with the shareholders’ interests. Time based restricted stock that have cliff vesting and pay dividends provide significant retention value even with fluctuations in the equity market.

Under the Incentive Plan, in addition to options and restricted stock, the Compensation Committee may also grant, in its discretion, stock appreciation rights and may make other awards.

The Compensation Committee typically grants awards to the Named Executive Officers under the Incentive Plan at its fourth-quarter meeting held each year. Except in very limited circumstances, the Compensation Committee does not grant equity awards to Named Executive Officers at other times during the year. All equity awards are made at fair market value on the date of grant, which is the date on which the Compensation Committee authorizes the grant. Under the Incentive Plan, fair market value is determined by the closing price of the Company’s Common Stock on the date of grant.

        Each Named Executive Officer has a salary band associated with such officer which determines the minimum, median and maximum cash compensation level as well as the possible multiples used to calculate equity awards for such officer. Each Named Executive Officer is assigned to a unique salary band and therefore has different starting points and ranges for multiples.

         In November 2010, a combination of stock options and time-based restricted stock were granted to the Named Executive Officers. In considering the equity award multiple, the Compensation Committee chose to award at a lower multiple than used in the prior year in an effort to present a competitive total compensation package and award additional equity grants designed to attract and reward for the longer term.  As stated above, base salaries remained the same as 2010 for Mr. Thomas and Mrs. Thomas and cash incentives were reduced due to the lower earnings per share performance achieved, which the Compensation Committee largely attributed to economic factors versus individual performance. During this economic downturn, the Compensation Committee believes the Named Executive Officers have continued to achieve a high degree of individual performance and have taken actions to improve quality and customer satisfaction, which drive the Company’s development and position the Company for better long term performance. For fiscal year 2010, the salary band for Mr. Thomas was based upon a recommended salary for 2011 provided by Milliman in order to achieve total compensation goals. An explanation of how these salary bands were determined can be found under the ‘Executive Compensation Program Elements’ section on page 16.

The Compensation Committee awarded Mr. Thomas an equity grant award valued at $1,000,006 based upon the recommended salary from Milliman of $500,000 and a multiple of 2.0 or 55th percentile of  competitive equity award multiples. The Compensation Committee chose a multiple of 2.0 due to the following factors:
•	Mr. Thomas’ salary has not increased since 2004;
•
Mr. Thomas exhibited high individual performance by leading the Company’s efforts to identify new strategic initiatives, maintaining gross margin over 40 percent, attracting key new hires and achieving year over year growth in enrolled revenue; and

•	To present a competitive total compensation package at a similar compensation reference point of other similarly situated CEOs, which is $1,305,000.
The Compensation Committee awarded Mrs. Thomas an equity grant award valued at $299,996 based upon the proposed salary from Milliman of $300,000 and a multiple of 1.0 equating to the 50th percentile  of competitive equity award multiples. The Compensation Committee chose a multiple of 1.0 due to the following factors:
•
Mrs. Thomas exhibited high individual performance by leading the Company’s efforts to implement operational excellence measurements to improve quality and customer satisfaction as well as achieving high gross margins and year over year growth in enrolled revenue; and

•	To present a competitive total compensation package at a similar compensation reference point of other similarly positioned Executive VP’s, which is $643,000.
The Compensation Committee awarded Mr. Dombrowik an equity grant award valued at $156,003 based upon his base salary of $240,000 and a multiple of 0.65 equating to the 70th percentile of competitive equity award multiples. The Compensation Committee chose a multiple of 0.65 due to the following factors:
•
Mr. Dombrowik began with the Company in late 2010 and this award, which is based on target performance, was part of the offer to join the Company as chief financial officer which was considered commensurate with his experience and expected contribution in his position.

The Compensation Committee awarded Mrs. Gravelle an equity grant award based upon her service as the interim chief financial officer during the majority of 2010 valued at $92,402 based upon her base salary of $164,904 and a multiple of 0.56 equating to the 50th percentile of competitive equity award multiples. The Compensation Committee chose a multiple of 0.56 due to the following factors:
•
Mrs. Gravelle exhibited high individual performance by filling the interim chief financial officer role for most of 2010, implementing operating excellence initiatives, and managing initiatives to maintain gross margin in excess of 40 percent and year over year enrolled revenue growth.

Benefits and Perquisites. Benefits and perquisites are designed to attract and retain key employees in light of competitive market conditions. Currently, the Named Executive Officers are eligible to participate in benefit plans available to all employees including our 401(k) Plan and the Incentive Plan. Other benefits and perquisites are limited and are provided at the discretion of the Compensation Committee. These benefits include medical and dental health insurance plans, life, and long-term disability insurance plan benefits. The 401(k) Plan and the medical and dental plans require each participant to pay a contributory amount. The Company provides a matching contribution to its 401(k) Plan, that is discretionary, for participating employees, including the Named Executive Officers. Employee individual plan contributions are subject to the maximum contribution allowed by the Internal Revenue Service. Under the Company’s long-term disability insurance plan, the Company pays insurance premiums of up to $50,000. The Company also supports and encourages the Named Executive Officers to hold memberships at local country clubs, however, beginning in early 2010, the Company no longer pays for club dues of the Named Executive Officers. Although the benefits and perquisites are considered when determining the overall compensation of the Named Executive Officers, the amounts involved are not deemed to be so material as to significantly impact the other types of compensation provided to them.

Severance Benefits.

Jeffrey D. Thomas. On September 27, 2006, the Company entered into an employment agreement with Jeffrey D. Thomas, which provides for certain severance benefits upon: (i) a termination of his employment by the Company for cause or by Mr. Thomas without good reason; (ii) termination of his employment by the Company without cause or by Mr. Thomas with good reason; (iii) termination of his employment by the Company without cause or by Mr. Thomas with good reason in connection with a change in control; and (iv) his death or permanent disability. The Company designed Mr. Thomas’ severance package to be commensurate with the marketplace and set payout amounts at levels it deemed appropriate to retain the services of Mr. Thomas in light of his significant personal knowledge, significant business experience, established track record in this business sector, and his contacts in the travel industry. The terms of Mr. Thomas’ severance benefits are summarized below under the heading “Employment Contracts, Termination of Employment and Change in Control Arrangements.”

Margaret M. Thomas. On March 9, 2011, the Company entered into a severance agreement with Margaret M. Thomas, which provides for certain severance benefits upon: (i) termination of her employment by the Company without cause or by Mrs. Thomas with good reason; and (ii) termination of her employment by the Company without cause or by Mrs. Thomas with good reason in connection with a change in control. The Company designed Mrs. Thomas’ severance package to be commensurate with the marketplace and set payout amounts at levels it deemed appropriate to retain the services of Mrs. Thomas in light of her significant personal knowledge, significant business experience, established track record in this business sector, and her contacts in the travel industry. The terms of Mrs. Thomas’ severance benefits are summarized below under the heading “Employment Contracts, Termination of Employment and Change in Control Arrangements.”

Anthony F. Dombrowik. On March 9, 2011, the Company entered into a severance agreement with Anthony F. Dombrowik, which provides for certain severance benefits upon: (i) termination of his employment by the Company without cause or by Mr. Dombrowik with good reason; and (ii) termination of his employment by the Company without cause or by Mr. Dombrowik with good reason in connection with a change in control. The Company designed Mr. Dombrowik’s severance package to be commensurate with the marketplace and set payout amounts at levels it deemed appropriate to retain the services of Mr. Dombrowik in light of his significant business experience, and established track record in the public company and accounting sector. The terms of Mr. Dombrowik’s severance benefits are summarized below under the heading “Employment Contracts, Termination of Employment and Change in Control Arrangements.”

 Total Compensation Mix

The Compensation Committee believes that the elements described above provide a well-proportioned mix of security-oriented compensation, at-risk or performance-based compensation, and retention-based compensation that produces short-term and long-term incentives and rewards. The Company believes this compensation mix provides the Named Executive Officers a measure of security as to the minimum levels of compensation they are eligible to receive, while motivating the Named Executive Officers to focus on the business measures that will produce a high level of performance for the Company, as well as reducing the risk of recruitment of highly qualified executive talent by our competitors. The mix of annual incentives and equity-based awards likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance. The Company believes that its compensation mix results in a pay-for-performance orientation that is aligned with its compensation philosophy to pay median pay for median performance and above-market pay for superior performance.

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee considers applicable tax, securities laws and accounting regulation in structuring and modifying its compensation arrangements and employee benefit plans. The Compensation Committee has considered the impact of the generally accepted accounting principles (“GAAP”) on the Company’s use of equity-based awards. This consideration factored heavily in the Company’s decision with respect to restricted stock and stock options grants made in 2008, 2009 and 2010, limiting the total equity-based awards granted to non-executives. The Compensation Committee also considers the limits on deductibility of compensation imposed by Section 162(m) of the Code with respect to annual compensation exceeding $1.0 million and Section 280(b) of the Code with respect to change in control payments exceeding specified limits.

Compensation Policies and Practices As They Relate to the Company’s Risk Management

In determining whether our compensation policies and procedures could have a material adverse effect on the Company, the Company conducted an assessment and assigned oversight of risk associated with compensation to the Compensation Committee because of their familiarity and involvement with the Company’s compensation policies. In completing this assessment, the Company developed a complete list of its compensation programs for all employees, including executives. We then analyzed each aspect of our compensation programs, including salaries, cash incentive, 401(k) benefits, sales compensation plans, and equity grants and/or awards to identify what kinds of risks it might pose. We paid particular attention to the programs in which executive officers, sales and product management employees participate, since those employees have the kind of responsibilities and duties that may lead to risk. It is worthy to note that our industry does not lend itself to exceedingly risky activities that are out of the ordinary to most companies. Potential risks that were identified include:

•	annual focus could create over-emphasis on short-term performance,
•	using enrolled revenue as a measurement could encourage booking of enrollments that will not materialize into revenue, and
•	emphasizing short-term stock price performance at the expense of long-term stockholder interests.

We then identified and evaluated the program features and other practices that enable us to monitor or mitigate the identified risks. Key monitoring and program design activities which mitigate identified risks include:

•	board oversight of executive management and executive oversight of producers,
•	financial goal targets are based on board–approved operating plan,
•	net revenue budgets are actively monitored and adhered to,
•	performance measures are distributed among multiple objectives,
•	payouts on graduated range of performance,
•	reasonable limits are defined regarding maximum payouts,
•	payouts are deferred until completion of annual results are known, and
•	balance exists between short-term and long-term incentive.

Based on our findings, we concluded that the Company does not have high risk compensation policies and that as monitored and managed, risks relating to our compensation policies are not reasonably likely to have a material adverse effect on the Company as a whole.

Executive Officers

Jeffrey D. Thomas, age 44, has served as chief executive officer and president of the Company since November 2001. He has served as president of Ambassador Programs, Inc., a wholly owned subsidiary of the Company, from August 1996 through July 2002, and chief executive officer since January 2000. For Ambassadors International, Inc., he served as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc.

Margaret M. Thomas, age 44, has served as executive vice president of the Company since November 2001. She served as chief financial officer and secretary of the Company from November 2001 through October 2003. She has also served as president of Ambassador Programs, Inc., since August 2002, chief operating officer of Ambassador Programs, Inc., since January 2002, and chief financial officer of Ambassador Programs, Inc., from November 1997 through April 2003. Mrs. Thomas served as treasurer of Ambassadors International, Inc., from February 1999 through February 2002. From 1988 to 1995, Mrs. Thomas was in public accounting and employed by Ernst & Young LLP and PricewaterhouseCoopers LLP, and also was the financial reporting officer for Physio-Control Corporation.

Anthony F. Dombrowik, age 40 has served as senior vice president, chief financial officer and secretary of the Company since October 2010. Mr. Dombrowik, previously served as the senior vice president, chief financial officer and principal financial and accounting officer of Red Lion Hotels Corporation, a NYSE-listed hospitality and leisure company, since March 2008. Prior to that, Mr. Dombrowik was the senior vice president, corporate controller and principal accounting officer of Red Lion Hotels Corporations since May 2003. Mr. Dombrowik was previously employed as senior manager at the public accounting firm of BDO USA, LLP, where he served as an auditor, certified public accountant and consultant from 1992 to 2003.

Kristi J. Gravelle, age 43, served as vice president, finance and accounting of the Company since October 2010. Mrs. Gravelle most recently served as interim chief financial officer and secretary of the Company from November 2009 to October 2010 and as controller for the Company beginning in September 2007. Prior to this time, Mrs. Gravelle was an independent financial consultant in Denver, Colorado to publicly held and private companies from January 2003 through August 2007. From May 2001 to January 2003, Mrs. Gravelle held a controllership position at AIMCO, a real-estate investment trust in Denver, Colorado. Previously, Mrs. Gravelle held controllership positions specializing in supply chain management at retail companies, including Bi-Lo Stores, a division of AHOLD, Inc, Babies-R-Us, a division of Toys-R-Us, Inc. and One Price Clothing Stores, Inc. in Greenville, South Carolina between 1992 and April 2001.

Summary Compensation Table

The following table sets forth the compensation for the principal executive officer, the principal financial officer, and the Company’s only other executive officer serving on December 31, 2010 whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 2010, 2009 and 2008 (the “Named Executive Officers”):

Name	Year	Salary ($)	Bonus ($)	Stock Awards1 ($)	Option Awards2 ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation3,4, 5 ($)	Total ($)
Jeffrey D. Thomas,	2010	400,000	—	500,005	500,001	—	—	9,572	1,409,578
Chief Executive	2009	400,000	—	553,840	597,740	164,510	—	9,647	1,725,737
Officer and President	2008	400,000	—	265,591	268,125	—	—	17,409	951,125
Margaret M. Thomas,	2010	300,000	—	149,996	150,000	60,480	—	8,766	669,242
Executive Vice President	2009	220,000	—	170,498	184,094	65,784	—	7,369	647,745
	2008	220,000	—	109,361	110,825	—	—	13,351	453,537
Anthony F. Dombrowik,	2010	50,769	—	78,001	78,002	50,000	—	574	257,346
Senior Vice President,
Chief Financial Officer and Secretary6
Kristi J. Gravelle,	2010	164,904	—	46,200	46,202	3,433	—	7,173	267,912
Vice President, Finance and	2009	133,544	—	15,748	17,004	8,242	—	5,088	179,626
Accounting7

1
The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of awards granted under our 2009 Equity Participation Plan determined in accordance with stock-based compensation accounting principles. See Note 11 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2010 regarding assumptions underlying the valuation of these equity awards.

2
The amounts in the “Option Awards” column reflect the aggregate grant date fair value of awards granted under our 2009 Equity Participation Plan determined in accordance with stock-based compensation accounting principles. See Note 11 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2010 regarding assumptions underlying the valuation of these equity awards.

3	Individual breakdowns of amounts set forth in “All Other Compensation” with respect to the fiscal year ended December 31, 2010 are as follows:

Name	Matching 401(k) Contributions $	Membership Dues $	Medical and Dental Health Insurance Payments $	Life and L-T Disability Insurance Payments $	Total All Other Compensation $
Jeffrey D. Thomas	4,558	—	4,580	434	9,572
Margaret M. Thomas	3,000	152	5,180	434	8,766
A Anthony F. Dombrowik	—	—	538	36	574
Kristi J. Gravelle	2,264	—	4,580	329	7,173

4	Individual breakdowns of amounts set forth in “All Other Compensation” with respect to the fiscal year ended December 31, 2009 are as follows:

Name	Matching 401(k) Contributions $	Membership Dues $	Medical and Dental Health Insurance Payments $	Life and L-T Disability Insurance Payments $	Total All Other Compensation $
Jeffrey D. Thomas	—	4,133	4,528	986	9,647
Margaret M. Thomas	—	1,620	5,177	572	7,369
Kristi J. Gravelle	105	—	4,570	413	5,088

5	Individual breakdowns of amounts set forth in “All Other Compensation” with respect to the fiscal year ended December 31, 2008 are as follows:
Name	Matching 401(k) Contributions $	Membership Dues $	Medical and Dental Health Insurance Payments $	Life and L-T Disability Insurance Payments $	Total All Other Compensation $
Jeffrey D. Thomas	7,750	4,084	4,577	986	17,409
Margaret M. Thomas	6,600	1,620	4,577	572	13,351

6	Anthony F. Dombrowik has served as the Company’s senior vice president, chief financial officer and secretary since October 18, 2010.

7
Kristi Gravelle served as the Company’s interim chief financial officer and secretary from November 1, 2009 to October 18, 2010, and subsequently has served as the Company's vice president, finance and accounting. The 2009 information set forth in the Summary Compensation Table above consists of Mrs. Gravelle's compensation information for the full fiscal year, both in her capacity as controller and interim chief financial officer. The 2010 information consists of Mrs. Gravelle's compensation information for the full fiscal year, both in her capacity as interim chief financial officer and vice president, finance and accounting.

Company Plans

2009 Equity Participation Plan

The Company’s officers, directors and employees are eligible to receive restricted stock awards and options to purchase shares of the Company’s Common Stock under the Company’s Incentive Plan. Stock options have an exercise price equal to 100% of the fair market value of the Company’s Common Stock on the date of grant. Stock options expire ten years after the date of grant and vest over four years, at 25% per year. Restricted stock vests 100% after four years from the date of grant for employees, and vests 100% after one year from the date of grant for directors.

During the fiscal year ended December 31, 2010, options to purchase 307,095 shares of the Company’s Common Stock were granted under the Incentive Plan. In addition, during the Company’s 2010 fiscal year, 136,954 shares of restricted stock were granted under the Incentive Plan. During the fiscal year ended December 31, 2010, 106,798 options to purchase shares of Common Stock and 11,045 restricted shares of Common Stock were forfeited under the Incentive Plan. Options to purchase shares of Common Stock and restricted stock grants totaling 2,189,769 shares of Common Stock were outstanding and held by 66 officers, directors, employees, and consultants at December 31, 2010. As of December 31, 2010, the weighted-average exercise price of the outstanding options and stock grants was $10.69.

Profit Sharing Plan

In March 2002, the Company established a 401(k) Profit-Sharing Plan (the “401(k) Plan”). Employees are eligible to participate in the 401(k) Plan upon six months of service and 18 years of age. Employees may contribute up to 92% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company’s matching contribution is discretionary based upon approval by management. Target levels are established by management to be competitive in the market place. The Company did not have any matching contributions from February 2009 to December 2009. The Company began matching contributions again in January 2010. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the year ended December 31, 2010, the Company contributed approximately $90,000 to the 401(k) Plan.

Equity Compensation Plan Information

			(c)
			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights

Plan category
Equity compensation plans approved by security holders	2,189,769	$10.69	751,469
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	2,189,769	$10.69	751,469

Grants of Plan-Based Awards Table

The following table sets forth the plan-based grants made during the fiscal year ended December 31, 2010 to each of our Named Executive Officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards2
Name1	Grant Date	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units3, 7 (#)	All Other Option Awards: Number of Securities Underlying Options4, 7 (#)	Exercise or Base Price of Option Awards5 ($/Sh)	Grant Date Fair Value of Stock and Options Awards6 ($)
Jeffrey D. Thomas	11/10/10			45,455	99,010	11.00	1,000,006
Chief Executive Officer and President	2/16/10	300,000	600,000
Margaret M. Thomas	11/10/10			13,636	29,703	11.00	299,996
Executive Vice President	2/16/10	180,000	300,000
Anthony F. Dombrowik	11/10/10			7,091	15,446	11.00	156,003
Senior Vice President, Chief Financial Officer and Secretary		—	—
Kristi J. Gravelle	11/10/10			4,200	9,149	11.00	92,402
Vice President, Finance and Accounting	2/16/10	84,000	168,000

1	The Company does not maintain an equity plan that provides for payments based upon achievement of threshold, target and/or maximum goals for Named Executive Officers.
2
The amounts in these columns include the target and maximum amounts for each Named Executive Officer under individual non-incentive compensation plans as approved by the Compensation Committee on February 16, 2010 for the fiscal year ended December 31, 2010. The plans do not have a threshold or minimum payout amount.

3	Restricted stock vests 100% after four years from the date of grant.
4	The option grants vest over four years at 25% per year and expire after ten years.
5	The exercise price for grants of stock options is determined using the closing price of the Company’s Common Stock on the date of grant.
6 7
The grant date fair value of the stock options and restricted stock awards shown in the table above was computed in accordance with stock-based compensation accounting principles and represents the total projected expense to the Company of grants made in 2010. For a description of the accounting policies and the assumptions used in determining the value of the stock options and restricted stock awards, see the notes to the financial statements included in our Annual Report on Form 10-K filed on March 11, 2011.
Please refer to ‘Long-Term Incentive Compensation/Equity-Based Awards’ on page 20 for the methodology and rationale behind granting stock awards and options awards during 2010.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth the outstanding equity awards as of December 31, 2010.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)1	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price2($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested3(#)		Market Value of Shares or Units of StockThat Have Not Vested4($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Jeffrey D. Thomas	250,000	—	—	$6.00	3/01/12
Chief Executive	60,236	—	—	$9.75	11/07/13
Officer and	101,504	—	—	$16.74	11/18/14
President	85,646	—	—	$26.80	11/11/15
	65,000	—	—	$27.46	11/09/16
	89,250	29,750	—	$17.11	11/08/17
	41,250	41,250	—	$9.19	11/13/18
	30,250	90,750	—	$12.04	11/12/19
	—	99,010	—	$11.00	11/10/20
						159,355	5	$1,832,583
Margaret M. Thomas	90,000	—	—	$6.00	3/01/12
Executive Vice	19,592	—	—	$9.75	11/07/13
President	11,278	—	—	$16.74	11/18/14
	12,000	—	—	$26.80	11/11/15
	6,000	—	—	$27.46	11/09/16
	9,450	3,150	—	$17.11	11/08/17
	17,050	17,050	—	$9.19	11/13/18
	9,316	27,950	—	$12.04	11/12/19
	—	29,703	—	$11.00	11/10/20
						43,897	6	$504,816

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)1	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price2($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested3(#)		Market Value of Shares or Units of Stock That Have Not Vested4($)	Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Anthony F. Dombrowik	—	15,446	—	$11.00	11/10/2020
SeniorVice President,Chief Financial Officer and Secretary						7,091	7	$81,547
Kristi J. Gravelle	3,750	1,250	—	$17.11	11/08/17
VicePresident, Finance	450	450	—	$9.19	11/13/18
and Accounting	860	2,582	—	$12.04	11/12/19
	—	9,149	—	$11.00	11/10/20
						5,808	8	$66,792

1Each option grant has a ten-year term and vests pro rata over four years beginning on the first anniversary of the grant date.
2The exercise price for grants of stock options is determined using the closing price of the Company’s Common Stock on the date of grant.
3Restricted stock vests 100% after four years from the date of grant.
4The market value of shares of restricted stock that has not vested was determined using the closing date market price of the Company’s Common Stock on December 31, 2010, $11.50 per share.
5Consists of: (i) 39,000 shares granted on November 8, 2007; (ii) 28,900 shares granted on November 13, 2008; (iii) 46,000 shares granted on November 12, 2009; and (iv) 45,455 shares granted on November 10, 2010.
6Consists of: (i) 4,200 shares granted on November 8, 2007; (ii) 11,900 shares granted on November 13, 2008; (iii) 14,161 shares granted on November 12, 2009; and (iv) 13,636 shares granted on November 10, 2010.
7Consists of: (i) 7,091 shares granted on November 10, 2010.
8Consists of: (i) 300 shares granted on November 13, 2008; (ii) 1,308 shares granted on November 12, 2009; and (iii) 4,200 shares granted on November 10, 2010.

Option Exercises and Stock Vested Table

The following table sets forth certain information with respect to exercised options and vested stock awards for the fiscal year ended December 31, 2010.

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares
	Acquired	Value Realized	Acquired	Value Realized
Name	on Exercise	on Exercise ($)	on Vesting	on Vesting ($)
Jeffrey D. Thomas	—	—	25,000	272,000
Chief Executive Officer and President
Margaret M. Thomas	20,502	159,110	3,000	32,640
Executive Vice President
Anthony F. Dombrowik	—	—	—	—
Senior Vice President, Chief Financial Officer and Secretary
Kristi J. Gravelle	—	—	—	—
Vice President, Finance and Accounting

Pension Benefits

The Company does not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

The Company does not maintain any non-qualified defined contribution or deferred compensation plans.

Employment Contracts, Termination of Employment and Change in Control Arrangements

On September 27, 2006, the Company entered into an Employment Agreement with its president and chief executive officer, Jeffrey D. Thomas. The description of the Employment Agreement set forth below does not purport to be complete and is qualified in its entirety by reference to the text of the Employment Agreement, which was attached as an exhibit to the Company’s Form 8-K filed on October 3, 2006 with the Securities and Exchange Commission and is incorporated by reference herein.

Termination of Mr. Thomas’ Employment under Specific Circumstances Triggering Payment

In the event Mr. Thomas is terminated for any of the reasons set forth below, Mr. Thomas will be entitled to receive certain compensation as more fully described herein. The severance benefits set forth below are designed to maintain a productive, long-term relationship between the Company and Mr. Thomas and are consistent with severance benefits offered to officers in similar industries or sized companies.

Termination for “Cause” or without “Good Reason”

The Company may terminate the Employment Agreement for “Cause” or Mr. Thomas may terminate the Employment Agreement without “Good Reason”. The term “Cause” means any of the following events: (a) Mr. Thomas is convicted, or pleads guilty or nolo contendre to, a felony or a crime involving moral turpitude; (b) Mr. Thomas engages in gross negligence or gross or willful misconduct in connection with the performance of his responsibilities under the Employment Agreement; (c) after written notice to Mr. Thomas, he repeatedly fails to comply materially with any material Company policy; or (d) Mr. Thomas materially breaches any material term or provision of the Employment Agreement and fails to cure such breach within thirty (30) days after he receives written notice from the Company.

The term “Good Reason” means any of the following events: (a) withdrawal by the Company from Mr. Thomas of any substantial part of his duties then being performed, or responsibility or authority then being carried by him, or a material change in Executive’s reporting lines; (b) assignment by the Company to Mr. Thomas of substantial additional duties or responsibilities which are inconsistent with the duties or responsibilities then being carried out by Mr. Thomas; (c) material reduction in the level of Mr. Thomas’s responsibility, authority, autonomy, title, compensation, executive perquisites, or other employee benefits; (d) failure to keep Mr. Thomas in office as president and chief executive officer of the Company; (e) the Company materially breaches any material term or provision of the Employment Agreement and fails to cure such breach within thirty (30) days after the Company receives written notice thereof from Mr. Thomas; (f) fraud on the part of the Company; or (g) discontinuance of the active operation of the business of the Company.

If Mr. Thomas is terminated by the Company for “Cause” or Mr. Thomas terminates his employment without “Good Reason,” then Mr. Thomas will be entitled to receive any unpaid salary, unpaid expenses, unpaid vacation days, and any other benefits provided to him under the Company’s Benefit Programs through the date of his termination. The Employment Agreement also contains certain restrictive covenants and other prohibitions that preclude Mr. Thomas from competing with the Company or soliciting its employees or customers for two (2) years from the effective date of termination of his employment. In consideration for these obligations and covenants to be performed by Mr. Thomas following termination by the Company for “Cause” or termination by Mr. Thomas without “Good Reason,” Mr. Thomas will be entitled to receive (1) $100,000 on the effective date of termination of his employment, plus (2) an amount equal to the average annual base salary plus the average annual bonus paid to Mr. Thomas for the two full fiscal years immediately preceding his termination less $100,000, one year following the date of his termination, provided that Margaret M. Thomas is employed by the Company during the entire one-year period.

If Mr. Thomas were terminated by the Company for “Cause” or Mr. Thomas terminated his employment without “Good Reason” on December 31, 2010, the maximum severance payments owed to Mr. Thomas would have been as follows:

Termination for “Cause” or resignation without “Good Reason”
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	46,152
Amounts Due under Benefit Programs1
Noncompete/Nonsolicitation Payment2	1,558,048
Total 3	$1,604,200

1	Consists of life and disability insurance benefits.
2
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the Noncompete/Nonsolicitation Payment, the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

3
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any similar tax imposed by state or local law, or to any interest or penalties with respect to such taxes (collectively “Excise Tax”). Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Termination without “Cause” or with “Good Reason”

Under the terms of the Employment Agreement, the Company may terminate Mr. Thomas’ employment without “Cause” by delivering written notice to him. In this case, termination will be effective on the date that notice is received by Mr. Thomas or such later date, not to exceed three (3) months, as may be specified in the notice. In addition, under the terms of the Employment Agreement, Mr. Thomas may terminate his employment with “Good Reason” by delivering written notice to the Company. In this case, termination will be effective thirty (30) days after the date notice is received by the Company or such later date, not to exceed three (3) months, as may be selected by the Board of Directors. In the event the Company terminates Mr. Thomas’ employment without “Cause” or Mr. Thomas terminates his employment with “Good Reason,” then on the effective date of termination, the Company will pay Mr. Thomas any unpaid salary, unpaid expenses, unpaid vacation days, a prorated bonus and any benefits provided to him under the Company’s Benefit Programs. In addition, the Company will be required to pay Mr. Thomas an amount equal to the projected costs of his medical insurance for eighteen (18) months immediately following termination. Furthermore, all of Mr. Thomas’ unvested stock options and stock grants will fully vest upon the date his termination becomes effective. The Employment Agreement also contains certain restrictive covenants and other prohibitions that preclude Mr. Thomas from competing with the Company or soliciting its employees or customers for two (2) years from the effective date of termination of his employment. In consideration for these obligations and covenants to be performed by Mr. Thomas following termination by the Company without “Cause” or termination by Mr. Thomas with “Good Reason,” Mr. Thomas will be entitled to receive an amount equal to the average annual base salary plus the average annual bonus paid to Mr. Thomas for the two (2) full fiscal years immediately preceding his termination.

If Mr. Thomas had been terminated on December 31, 2010 without “Cause” or Mr. Thomas resigned with “Good Reason” on December 31, 2010, the maximum severance payments owed to Mr. Thomas would have been as follows:

Termination without “Cause” or resignation for “Good Reason”
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	46,152
Prorated Bonus	—
Amounts Due under Benefit Programs1	—
Medical Insurance	8,063
Accelerated Vesting of Stock Options and Restricted Stock2	1,977,375
Noncompete/Nonsolicitation Payment3	1,558,048
Total4	$3,589,638

1	Consists of life and disability insurance benefits.
2
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2010 ($11.50). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2010.

3
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the Noncompete/Nonsolicitation Payment, the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

4
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Termination without “Cause” or with “Good Reason” in Connection with a “Change in Control”

In the event the Company terminates Mr. Thomas’ employment without “Cause” or Mr. Thomas terminates his employment with “Good Reason,” and the notice of termination is given in anticipation of, or within the two (2) year period immediately following a “Change in Control,” Mr. Thomas will be entitled to receive, in addition to the amounts provided for in the section entitled “Termination without ‘Cause’ or with ‘Good Reason’” set forth previously, an amount equal to the average of his annual base salary and average annual bonus for the two (2) full fiscal years immediately preceding termination. For purposes of the Employment Agreement, “Change in Control” means the occurrence of any of the following events: (i) any sale, lease, license, exchange or other transfer to a party not affiliated with the Company (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of Company; (ii) a merger or consolidation of the Company and the Company is not the surviving entity; (iii) a reorganization or liquidation of the Company; or (iv) a merger, consolidation, tender offer or any other transaction involving the Company, if the equity holders of the Company immediately before such merger, consolidation, tender offer or other transaction do not own, directly or indirectly, immediately following such merger, consolidation, tender offer or other transaction, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation, tender offer or other transaction.

If Mr. Thomas had been terminated on December 31, 2010 without “Cause” or Mr. Thomas resigned with “Good Reason” on December 31, 2010 in connection with a “Change in Control,” the maximum severance payments owed to Mr. Thomas would have been as follows:

Termination without “Cause” or for “Good Reason” in connection with a “Change in Control”
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	46,152
Prorated Bonus	—
Amounts Due under Benefit Programs1	—
Medical Insurance	8,063
Accelerated Vesting of Stock Options and Restricted Stock2	1,977,375
Noncompete/Nonsolicitation Payment3	1,558,048
Amount Due upon Change in Control4	1,558,048
Total5	$5,147,686

1	Consists of life and disability insurance benefits.
2
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2010 ($11.50). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2010.

3
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the Noncompete/Nonsolicitation Payment, the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

4
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the payment owed to him upon a “Change in Control,” the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

5
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Death or Permanent Disability

Pursuant to the terms of the Employment Agreement, Mr. Thomas’ employment will terminate immediately upon the date of his death. In the event that Mr. Thomas becomes physically or mentally disabled so as to become unable for more than one hundred eighty (180) days in the aggregate in any twelve (12) month period to perform his duties on a full-time basis with reasonable accommodations, the Company may, at its sole discretion, terminate Mr. Thomas’ employment. Upon the date of Mr. Thomas’ death, if during the term of his employment, or upon the Company’s termination of his employment due to a disability, then Mr. Thomas will be entitled to all unpaid salary, unpaid expenses, unpaid vacation days, a prorated bonus and any benefits provided to him under the Company’s Benefit Programs through the date of his death or termination for disability. In addition, all of Mr. Thomas’ unvested stock options and stock grants in Company will fully vest on the date of his termination of employment with the Company.

If Mr. Thomas died or the term of his employment was terminated on December 31, 2010 due to a disability, the maximum severance payments owed to Mr. Thomas would have been as follows:

Death or Disability
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	46,152
Prorated Bonus	—
Amounts Due under Benefit Programs1	50,000
Accelerated Vesting of Stock Options and Restricted Stock2	1,977,375
Total3	$2,073,527

1	Consists of life and disability insurance benefits.
2
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2010 ($11.50). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2010.

3
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

On March 9, 2011, the Company entered into a Severance Agreement with its executive vice president, Margaret M. Thomas. The description of the Severance Agreement set forth below does not purport to be complete and is qualified in its entirety by reference to the text of the Severance Agreement, which was attached an as exhibit to the Company’s Form 10-K filed on March 11, 2011 with the Securities and Exchange Commission and is incorporated by reference herein.

Potential Payments to Mrs. Thomas upon Termination or Change in Control

In the event Mrs. Thomas is terminated for any of the reasons set forth below, Mrs. Thomas will be entitled to receive certain compensation as more fully described herein.

Termination without “Cause” or with “Good Reason”

Under the terms of the Severance Agreement, the Company may terminate Mrs. Thomas’ employment without “Cause” by delivering written notice to her. The term “Cause” means any of the following events: (i) the executive’s conviction, pleading guilty or no contest with respect to a felony or a misdemeanor involving dishonesty or moral turpitude; (ii) the executive’s commission of any act of theft, fraud, dishonesty, or falsification of any employment or Company records; (iii) the executive’s engagement in misconduct that is materially detrimental to the Company’s reputation or business, as determined by at least two thirds (2/3) of the members of the Board; (iv) upon written notice to the executive of executive’s insubordination or refusal without proper legal reason to substantially perform the duties and responsibilities required  by the Chief Executive Officer of the Company or the Board, other than by reason of mental or physical illness or incapacity, and the executive’s failure to cure such insubordination or to perform such duties and responsibilities, as determined by the Chief Executive Officer of the Company or the Board, in his or its sole discretion, within thirty (30) days of the date of such notice; or (v) upon written notice to executive of any breach by the executive of any material term of this Agreement and/or of the Executive’s fiduciary duties to the Company and, if the breach is reasonably susceptible of cure, the Executive’s failure to cure such breach within thirty (30) days of the date of such notice, as determined by the Chief Executive Officer of the Company or the Board, in his or its sole discretion. In addition, under the terms of the Severance Agreement, Mrs. Thomas may terminate her employment with “Good Reason” by delivering written notice to the Company. The term “Good Reason” means any of the following events: (i) a material reduction in executive’s base compensation; (ii) a material reduction in executive’s authority, titles, duties and responsibilities; or (iii) the relocation of the executive’s principal office location of more than 50 miles from his or her present location, where such reduction or change is made without the executive’s prior consent, and is not cured by the Company within forty-five (45) days of its receipt of written notice of such adverse circumstances from the executive.

In the event the Company terminates Mrs. Thomas’ employment without “Cause” or Mrs. Thomas terminates her employment with “Good Reason,” then on the effective date of termination, the Company will pay Mrs. Thomas any unpaid salary, unpaid expenses, unpaid vacation days, unpaid bonus and any benefits provided to her under the Company’s benefit programs. In addition, the Company will be required to pay Mrs. Thomas continued salary for six (6) months immediately following termination of service, an annual bonus equal to 100% of her target annual bonus immediately preceding her termination, and an amount equal to the projected costs of her medical insurance for the lesser of six (6) months immediately following termination or until Mrs. Thomas becomes reemployed with another employer and is eligible to receive medical insurance. Furthermore, all of Mrs. Thomas’ unvested stock options and stock grants will fully vest upon the date her termination becomes effective.

If the Severance Agreement had been in affect on December 31, 2010 and Mrs. Thomas had been terminated without “Cause” or resigned with “Good Reason” on that same date, the maximum severance payments owed to Mrs. Thomas would have been as follows:

Termination without “Cause” or resignation for “Good Reason”
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	27,692
Unpaid Bonus	60,480
Amounts Due under Benefit Programs1	—
Continued salary	150,000
Annual target bonus	180,000
Medical Insurance	2,688
Accelerated Vesting of Stock Options and Restricted Stock2	559,053
Total3	$979,913

1	Consists of life and disability insurance benefits.
2
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2010 ($11.50). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2010.

3
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Termination without “Cause” or with “Good Reason” in Connection with a “Change in Control”

In the event the Company terminates Mrs. Thomas’ employment without “Cause” or Mrs. Thomas terminates her employment with “Good Reason,” and the notice of termination is given in anticipation of, or within an eighteen (18) month period immediately following a “Change in Control,” Mrs. Thomas will be entitled to receive, in addition to the amounts provided for in the section entitled “Termination without ‘Cause’ or with ‘Good Reason’” set forth previously, an amount equal to an additional six (6) months of her annual base salary. For purposes of the Severance Agreement, “Change in Control” means the occurrence of any of the following events: (i) any sale, lease, license, exchange or other transfer to a party not affiliated with the Company (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of Company; (ii) a merger or consolidation of the Company and the Company is not the surviving entity; (iii) a reorganization or liquidation of the Company; or (iv) a merger, consolidation, tender offer or any other transaction involving the Company, if the equity holders of the Company immediately before such merger, consolidation, tender offer or other transaction do not own, directly or indirectly, immediately following such merger, consolidation, tender offer or other transaction, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation, tender offer or other transaction.

If the Severance Agreement had been in affect on December 31, 2010 and Mrs. Thomas had been terminated without “Cause” or resigned with “Good Reason” on that same date in connection with a “Change in Control,” the maximum severance payments owed to Mrs. Thomas would have been as follows:

Termination without “Cause” or for “Good Reason” in connection with a “Change in Control”
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	27,692
Unpaid Bonus	60,480
Amounts Due under Benefit Programs1	—
Continued salary	150,000
Annual target bonus	180,000
Medical Insurance	2,688
Accelerated Vesting of Stock Options and Restricted Stock2	559,053
Amount Due upon Change in Control3	150,000
Total4	$1,129,913

1	Consists of life and disability insurance benefits.
2
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2010 ($11.50). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2010.

3
In determining the annual bonuses to be paid to Mrs. Thomas as a portion of the payment owed to her upon a “Change in Control,” the Company included the cash amounts owed to Mrs. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mrs. Thomas.

4
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary to avoid the application of any Excise Tax.

On March 9, 2011, the Company entered into a Severance Agreement with its senior vice president, chief financial officer and secretary, Anthony F. Dombrowik. The description of the Severance Agreement set forth below does not purport to be complete and is qualified in its entirety by reference to the text of the Employment Agreement, which was attached as an exhibit to the Company’s Form 10-K filed on March 11, 2011 with the Securities and Exchange Commission and is incorporated by reference herein.

Potential Payments to Mr. Dombrowik upon Termination or Change in Control

In the event Mr. Dombrowik is terminated for any of the reasons set forth below, Mr. Dombrowik will be entitled to receive certain compensation as more fully described herein.

Termination without “Cause” or with “Good Reason”

Under the terms of the Severance Agreement, the Company may terminate Mr. Dombrowik employment without “Cause” by delivering written notice to him. The term “Cause” means any of the following events: (i) the executive’s conviction, pleading guilty or no contest with respect to a felony or a misdemeanor involving dishonesty or moral turpitude; (ii) the executive’s commission of any act of theft, fraud, dishonesty, or falsification of any employment or Company records; (iii) the executive’s engagement in misconduct that is materially detrimental to the Company’s reputation or business, as determined by at least two thirds (2/3) of the members of the Board; (iv) upon written notice to the executive of executive’s insubordination or refusal without proper legal reason to substantially perform the duties and responsibilities required  by the Chief Executive Officer of the Company or the Board, other than by reason of mental or physical illness or incapacity, and the executive’s failure to cure such insubordination or to perform such duties and responsibilities, as determined by the Chief Executive Officer of the Company or the Board, in his or its sole discretion, within thirty (30) days of the date of such notice; or (v) upon written notice to executive of any breach by the executive of any material term of this Agreement and/or of the executive’s fiduciary duties to the Company and, if the breach is reasonably susceptible of cure, the executive’s failure to cure such breach within thirty (30) days of the date of such notice, as determined by the Chief Executive Officer of the Company or the Board, in his or its sole discretion. In addition, under the terms of the Severance Agreement, Mr. Dombrowik may terminate his employment with “Good Reason” by delivering written notice to the Company. The term “Good Reason” means any of the following events: (i) a material reduction in executive’s base compensation; (ii) a material reduction in executive’s authority, titles, duties and responsibilities; or (iii) the relocation of the executive’s principal office location of more than 50 miles from his or her present location, where such reduction or change is made without the executive’s prior consent, and is not cured by the Company within forty-five (45) days of its receipt of written notice of such adverse circumstances from the executive.

In the event the Company terminates Mr. Dombrowik’s employment without “Cause” or Mr. Dombrowik terminates his employment with “Good Reason,” then on the effective date of termination, the Company will pay Mr. Dombrowik any unpaid salary, unpaid expenses, unpaid vacation days, unpaid bonus and any benefits provided to him under the Company’s benefit programs. In addition, the Company will be required to pay Mr. Dombrowik continued salary for six (6) months immediately following termination of service, an annual bonus equal to 100% of his target annual bonus immediately preceding his termination, and an amount equal to the projected costs of his medical insurance for six (6) months immediately following termination. Furthermore, all of Mr. Dombrowik’s unvested stock options and stock grants will fully vest upon the date his termination becomes effective.

If the Severance Agreement had been in affect on December 31, 2010 and Mr. Dombrowik had been terminated without “Cause” or resigned with “Good Reason” on that same date, the maximum severance payments owed to Mr. Dombrowik would have been as follows:

Termination without “Cause” or resignation for “Good Reason”
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	4,618
Unpaid Bonus	—
Amounts Due under Benefit Programs1	—
Continued salary	120,000
Annual target bonus	144,000
Medical Insurance	2,688
Accelerated Vesting of Stock Options and Restricted Stock2	89,270
Total3	$360,576

1	Consists of life and disability insurance benefits.
2
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2010 ($11.50). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2010.

3
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary to avoid the application of any Excise Tax.

Termination without “Cause” or with “Good Reason” in Connection with a “Change in Control”

In the event the Company terminates Mr. Dombrowik’s employment without “Cause” or Mr. Dombrowik terminates his employment with “Good Reason,” and the notice of termination is given in anticipation of, or within an eighteen (18) month period immediately following a “Change in Control,” Mr. Dombrowik will be entitled to receive, in addition to the amounts provided for in the section entitled “Termination without ‘Cause’ or with ‘Good Reason’” set forth previously, an amount equal to an additional six (6) months of his annual base salary. For purposes of the Severance Agreement, “Change in Control” means the occurrence of any of the following events: (i) any sale, lease, license, exchange or other transfer to a party not affiliated with the Company (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of Company; (ii) a merger or consolidation of the Company and the Company is not the surviving entity; (iii) a reorganization or liquidation of the Company; or (iv) a merger, consolidation, tender offer or any other transaction involving the Company, if the equity holders of the Company immediately before such merger, consolidation, tender offer or other transaction do not own, directly or indirectly, immediately following such merger, consolidation, tender offer or other transaction, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation, tender offer or other transaction.

If the Severance Agreement had been in affect on December 31, 2010 and Mr. Dombrowik had been terminated without “Cause” or resigned with “Good Reason” on that same date in connection with a “Change in Control,” the maximum severance payments owed to Mr. Dombrowik would have been as follows:

Termination without “Cause” or for “Good Reason” in connection with a “Change in Control”
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	4,618
Unpaid Bonus	—
Amounts Due under Benefit Programs1	—
Continued salary	120,000
Annual target bonus	144,000
Medical Insurance	2,688
Accelerated Vesting of Stock Options and Restricted Stock2	89,270
Amount Due upon Change in Control3	120,000
Total4	$480,576

1	Consists of life and disability insurance benefits.
2
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2010 ($11.50). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2010.

3
In determining the annual bonuses to be paid to Mr. Dombrowik as a portion of the payment owed to him upon a “Change in Control,” the Company included the cash amounts owed to Mr. Dombrowik as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Dombrowik.

4
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Director Compensation Table

The following table provides compensation information for the fiscal year ended December 31, 2010 for each member of the Company’s Board of Directors.

Name1	Fees Earned or Paid in Cash ($)	Stock Awards2 ($)	Option Awards2 ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation3 ($)	Total ($)
Brigitte M. Bren	24,000	12,497	15,168	—	—	—	51,665
Daniel G. Byrne	31,000	12,497	15,168	—	—	—	58,665
Rafer L. Johnson	24,000	12,497	15,168	—	—	—	51,665
James M. Kalustian	27,500	12,497	15,168	—	—	—	55,165
Thomas J. Rusin4	12,000	12,497	14,677	—	—	—	39,174
Jeffrey D. Thomas5	—	—	—	—	—	—	—
John A. Ueberroth	100,000	—	—	—	—	3,028	103,028
Joseph J. Ueberroth	23,000	12,497	15,168	—	—	—	50,665
Richard D. C. Whilden6	7,750	—	—	—	—	—	7,750
Ricardo Lopez Valencia	24,000	12,497	15,168	—	—	35,089	86,754
____________________

1	As the Company’s Chairman of the Board, John A. Ueberroth receives an annual $100,000 fee paid in cash. Each of the Company’s other, non-employee directors receive an annual fee of approximately $52,000 per year, paid $24,000 in cash and approximately $28,000 in equity. Moreover, each of the Company’s non-employee directors receive $1,000 per Board meeting attended. Equity compensation is split between options and restricted stock grants. Pursuant to the Incentive Plan, each grant of non-qualified stock options is granted at the fair market value of the Common Stock on the date of grant, and vests in four equal annual installments commencing one year from the date of grant. Each grant of restricted stock is granted at the fair market value of the Common Stock on the date of grant and vests one year from the date of grant. Committee chairpersons receive $7,000 annually. Committee members also receive up to $1,000 per committee meeting attended, when the committee meeting takes place on a day other than a Board meeting. These amounts are payable in cash. Additionally, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.
2	Amounts calculated utilizing the stock-based compensation accounting principles. For a description of accounting policies and the assumptions used in determining the value of the stock options and restricted stock awards, see the notes to the financial statements included in our Annual Report on Form 10-K, filed on March 11, 2011.
3	Consists of club dues reimbursed to John A. Ueberroth and consulting fees paid to Ricardo Lopez Valencia.
4	Joined the Board of Directors in July 2010
5	See “Summary Compensation Table” for disclosure related to Jeffrey D. Thomas who is a Named Executive Officer..
6	Resigned from the Board of Directors in February 2010.

INTERESTS OF DIRECTORS, OFFICERS AND OTHERS IN CERTAIN TRANSACTIONS

The Company recognizes that transactions between the Company and related persons present a potential for actual or perceived conflicts of interest. Pursuant to the rules of the Securities and Exchange Commission, the Company deems a related party transaction to be any transaction or series of related transactions in excess of $120,000 in which the Company is a party and in which a Related Party has a material interest (each a “Related Party Transaction”). For this purpose, a Related Party is defined to include directors, director nominees, executive officers, 5% beneficial owners and members of their immediate families.

The Company does not have a written policy regarding the review and approval of Related Party Transactions, but collects information about potential Related Party Transactions in its annual questionnaires completed by directors and executive officers of the Company. Potential related party transactions are first reviewed and assessed by the Company's executive management to consider the materiality of the transaction. A material related party transaction is approved or ratified only if the disinterested members of the Board of Directors determine that it is in, or is not inconsistent with, the best interests of the Company and its stockholders and in compliance with the rules of the Securities and Exchange Commission.

There were no transactions in excess of $120,000 between the Company and related persons during 2010.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed with management certain Compensation Discussion and Analysis provisions to be included in the Company’s 2011 Proxy Statement. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company’s Proxy Statement and incorporated by reference into our Annual Report on form 10-K.

COMPENSATION COMMITTEE

,James M. Kalustian, Chairman
Thomas J. Rusin
Ricardo Lopez Valencia

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount of stock of the Company beneficially owned as of March 28, 2011, by each person (other than Named Executive Officers) known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s outstanding Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Class of Common Stock
Schroder Investment Management North American Inc. (2)	1,713,000	9.60%
BlackRock, Inc. (3)	1,203,013	6.74%
FMR LLC (4)	1,082,378	6.06%
Norbert H. Lou (5)	941,992	5.28%
Russell B. Newton (6)	930,897	5.22%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 28, 2011, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
The address of Schroder Investment Management North America Inc. is 875 Third Avenue, 21st Floor, New York, New York 10022. The Company is reporting this stock ownership based upon a Schedule 13G/A report filed on February 14, 2011 with the Securities and Exchange Commission by Schroder Investment Management North America Inc., disclosing that it has sole voting power as to  1,701,700 shares, sole dispositive power as to 1,713,000 shares, and shared voting power as to  11,300 shares.

(3)
The address of BlackRock, Inc. is 40 East 52nd Street, New York NY 10022. The Company is reporting this stock ownership based upon a Schedule 13G/A report filed on January 21, 2011 with the Securities and Exchange Commission by BlackRock, Inc., disclosing that it has sole voting power and sole dispositive power as to 1,203,013 shares.

(4)
The address of FMR LLC is 82 Devonshire Street, Boston, MA 02109. The Company is reporting this stock ownership based upon a Schedule 13G report filed on February 11, 2011 with the Securities and Exchange Commission by FMR LLC, disclosing that it has sole dispositive power as to 1,082,378 shares.

(5)
Based on a Schedule 13G/A filed by Punch Card Capital, L.P., Punch Card Capital, LLC and Norbert H. Lou filed with the Securities and Exchange Commission on February 14, 2011. The address of each of the reporting persons is 7065 Westpointe Blvd., Suite 204, Orlando, FL 32835. The reporting persons share voting power as to 816,785 shares, and share dispositive power as to 875,783 shares. Mr. Lou has sole voting and dispositive power as to 66,209 shares.

(6)
Based on a Schedule 13G/A filed by Timucuan Fund, L.P., Timucuan Opportunity Fund, L.P., Timucuan Asset Management, Inc. and Russell B. Newton, III filed with the Securities and Exchange Commission on February 10, 2011. The address of each of the reporting persons is 200 W. Forsyth Street, Suite 1600, Jacksonville, FL 32202. The reporting persons share voting power and dispositive power as to 930,897 shares.

The following table sets forth the amount of Common Stock of the Company beneficially owned as of March 28, 2011, by each director of the Company, each Named Executive Officer, and all directors and executive officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Class of Common Stock
Jeffrey D. Thomas (2)	819,935	4.42%
John A. Ueberroth (3)	750,500	4.21%
Margaret M. Thomas (4)	189,879	1.05%
Joseph J. Ueberroth (5)	119,216	*
Rafer L. Johnson (6)	31,976	*
Brigitte M. Bren (7)	21,976	*
Daniel G. Byrne (8)	13,194	*
James M. Kalustian (9)	9,006	*
Ricardo Lopez Valencia (10)	7,579	*
Kristi J. Gravelle (11)	5,060	*
Thomas J. Rusin (12)	1,082	*
Anthony F. Dombrowik (13)	—	*

All directors and executive officers as a group (12 people) (14)	1,969,403	10.46%

*	Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 28, 2011, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Chief executive officer and president of the Company. Includes options to purchase 723,136 shares of Common Stock issued under the Incentive Plan. Mr. Thomas’ address is 2001 South Flint Road, Spokane, WA 99224.

(3)
Chairman of the Board of Directors of the Company. Does not include 51,000 shares owned by John and Gail Ueberroth Family Foundation for which Mr. Ueberroth has shared voting power. Mr. John Ueberroth’s address is 26 Corporate Plaza, Suite 150, Newport Beach, CA 92660.

(4) (5)
Executive vice president of the Company. Includes options to purchase 174,687 shares of Common Stock issued under the Incentive Plan. Mrs. Thomas’ address is 2001 South Flint Road, Spokane, WA 99224.

Director. Includes options to purchase 14,535 shares of Common Stock issued under the Incentive Plan. Mr. Joseph Ueberroth’s address is 201 Shipyard Way, Suite D, Newport Beach, CA 92663.

(6)	Director. Includes options to purchase 27,535 shares of Common Stock issued under the Incentive Plan. Mr. Johnson’s address is 6730 East Carson Street, Long Beach, CA 90808.

(7)	Director. Includes options to purchase 17,535 shares of Common Stock issued under the Incentive Plan. Ms. Bren’s address is P.O. Box 2648, Beverly Hills, CA 90213.

(8)	Director. Includes options to purchase 7,535 shares of Common Stock issued under the Incentive Plan. Mr. Byrne’s address is 111 N. Wall Street, Spokane, WA 99201.

(9)	Director. Includes options to purchase 5,347 shares of Common Stock issued under the Incentive Plan. Mr. Kalustian’s address is 215 Wachusett Ave., Arlington, MA 02476.

(10)	Director. Includes options to purchase 4,368 shares of Common Stock issued under the Incentive Plan. Mr. Valencia’s address is 12641 S. 35th Place, Phoenix, AZ 85044.
(11)

Served as interim chief financial officer and secretary of the Company until October 2010 and currently serves as the vice president, finance and accounting of the Company. Includes options to purchase 5,060 shares of Common Stock issues under the Incentive Plan. Mrs. Gravelle’s address is 2001 South Flint Road, Spokane, WA 99224.

(12)	Director. Mr. Rusin’s address is 30 Hollow Tree PL, Wilton, CT 06897.

(13)	Senior vice president, chief financial officer and secretary of the Company. Mr. Dombrowik’s address is 2001 South Flint Road, Spokane, WA 99224.
(14)	Includes 979,738 shares of Common Stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(b) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company’s review of such forms furnished to the Company during the fiscal year ended December 31, 2010, and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders have been complied with during the year ended December 31, 2010.

REPORT OF AUDIT COMMITTEE

The Audit Committee is currently composed of four non-employee directors, Daniel G. Byrne, chairman and financial expert, Brigitte M. Bren, Rafer L. Johnson and Joseph J. Ueberroth, all of whom meet the independence and experience requirements of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect. The Audit Committee met eight times during 2010.

At each of its meetings, the Committee met with the senior members of the Company’s financial management team and representatives from the independent registered public accounting firm. The Committee’s agenda is established by the Committee’s chairman and the Company’s chief financial officer. During the year, the Committee had private sessions with the Company’s independent registered public accounting firm at which candid discussions of financial management, accounting and internal control issues took place.

The Committee recommended to the Board of Directors the engagement of BDO USA, LLP as the Company’s independent registered public accounting firm. The Committee reviewed with the Company’s financial managers and the independent registered public accountants overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent registered public accountants their general preference for conservative policies when a range of accounting options is available.

In its meetings with representatives of the independent registered public accounting firm, the Committee asks them to address and discuss their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•
Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent registered public accounting firm themselves prepared and been responsible for the financial statements?

•
Based on the independent registered public accounting firm’s experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and Securities and Exchange Commission disclosure requirements?

•
Based on the independent registered public accounting firm’s experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Committee believes that by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

The Committee also discussed with the independent registered public accounting firm all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). The Committee received and discussed with the independent registered public accounting firm their annual written report on their independence from the Company and its management, which is made under requirements of the Public Company Accounting Oversight Board and considered with the independent registered public accounting firm whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2010 was compatible with the independent registered public accountants’ independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews the Company’s Securities and Exchange Commission reports prior to filing and all quarterly earnings announcements in advance of their issuance with management and representatives of the independent registered public accounting firm. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Daniel G. Byrne, Chairman
Brigitte M. Bren
Rafer L. Johnson
Joseph J. Ueberroth

CODE OF ETHICS AND CONDUCT

The Company has adopted a Code of Ethics and Conduct, which is a code of conduct and ethics that applies to all of its directors, officers and employees. A copy of the Code of Ethics and Conduct may be obtained, without charge, upon written request addressed to the attention of the secretary, Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224.

ANNUAL MEETING ATTENDANCE

The Company has adopted a formal policy with regard to directors’ attendance at annual meetings of stockholders. All members of the Board of Directors of the Company are strongly encouraged to prepare for, attend and participate in all annual meetings of stockholders. All of the Company’s directors attended the 2010 annual meeting of stockholders in person.

STOCKHOLDER COMMUNICATIONS

Stockholders interested in communicating directly with the Board of Directors, or specified individual directors, may do so by writing the secretary of the Company, Anthony F. Dombrowik, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. The secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Investor Relations, Ambassadors Group, Inc., 2001 South Flint Road, Spokane, Washington 99224.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

Any proposals of stockholders that are intended to be presented at next year’s annual meeting must be received by the Company at its principal executive offices on or before December 13, 2011, in order to be considered for inclusion in the Company’s proxy materials relating to that meeting.

Other Stockholder Proposals and Director Nominations

If a stockholder wishes to present a stockholder proposal at the Company’s next annual meeting that is not intended to be included in the proxy statement or to nominate a person for election to the Company’s Board of Directors at the next annual meeting, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the secretary of the Company in accordance with the bylaws, which require that notice be received by the secretary not less than 45 days or more than 75 days prior to the Company’s first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of stockholders. If the date of the stockholder meeting is changed by more than 30 days from the anniversary of the Company’s annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included on the Company’s proxy statement under Rule 14a-8 or of a nomination for election to the Company’s Board of Directors must be received no later than the close of business on the later of 90 days prior to the meeting and 10 days after public pronouncement of the meeting date. Notices of intention to present proposals or to nominate persons for election to the Company’s Board of Directors at the next annual meeting should be addressed to the secretary, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. You may also contact the secretary at the Company’s principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals.

OTHER BUSINESS

The Company does not know of any other business to be presented at the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope provided or to vote by telephone or over the internet at your earliest convenience.

By Order of the Board of Directors

Anthony F. Dombrowik
Secretary

Spokane, Washington

April 12, 2011

APPENDIX A

AMBASSADORS GROUP, INC.
NOMINATING COMMITTEE CHARTER

Purpose

The purpose of the Nominating Committee (the “Committee”) shall be:

•
The identification of individuals qualified to become directors and nominate directors for election and candidates for all vacant directorships to be filled by the Board of Directors or by the stockholders;

•	Making recommendations to the Board of Directors of nominees for the committees of the Board of Directors; and

•	The review and evaluation of the Board of Directors’ performance and each committee thereof.

The Committee shall undertake those specific duties and responsibilities set forth in this charter and such other duties as the Board of Directors may from time to time prescribe.

Membership

The Committee shall be comprised of two or more members of the Board of Directors, each of whom the Board of Directors determines to be “independent” under applicable rules and regulations of The Nasdaq Stock Market (“Nasdaq”) and the Securities and Exchange Commission (“SEC”). The Board of Directors shall appoint the members and designate one Committee member to be the chairman of the Committee.

Responsibilities and Duties

Board Selection, Composition and Evaluation

1.	Establish criteria for the selection of new directors to serve on the Board of Directors.

2.
Identify individuals believed to be qualified as candidates to serve on the Board of Directors and recommend to the Board of Directors the candidates for all directorships to be filled by the Board of Directors or by the stockholders at an annual or special meeting. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant skills, diversity and the extent to which the candidate would fill a present need on the Board of Directors.

3.
Review and make recommendations to the full Board of Directors whether members of the Board of Directors should stand for re-election. Consider matters relating to the retirement of members of the Board of Directors, including term limits or retirement ages.

4.
Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. The Committee shall have authority to retain and to terminate any search firm to be used to assist it in identifying candidates to serve as directors of the Company, including authority to approve the fees payable to such search firm and any other terms of retention.

A-1

5.	Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

6.
Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

7.	Oversee the evaluation of, at least annually, and more frequently as the Committee deems appropriate, the Board of Directors.

8.
Recommend members of the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, the rules of the SEC and Nasdaq and any other factors the Committee deems relevant, and where appropriate, make recommendations to the Board of Directors regarding the removal of any member of any committee.

9.
Establish, monitor and recommend the purpose, structure and operations of the various committees of the Board of Directors, the qualifications and criteria for membership on each committee of the Board and, as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any Board committee.

10.
Periodically lead the Board of Directors in a review of the charter, composition and performance of each committee of the Board of Directors and make recommendations to the Board of Directors for the creation of additional committees or the elimination of committees.

11.	Report regularly to the Board of Directors, including with respect to:
i.	such matters as the Committee deems to be relevant to the Committee’s discharge of its responsibilities; and

ii.	such recommendations as the Committee may deem appropriate.
12.	Maintain minutes or other records of meetings and activities of the Committee.

13.	Review annually the charter, structure and membership of the Committee.

A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

AMBASSADORS GROUP, INC.

INTERNET
http://www.proxyvoting.com/epax
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

95187

▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example **X**

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
1. To elect the following Class III directors to hold office for a three-year term and until their respective successors are elected and qualified: 01 Daniel G. Byrne, and 02 Rafer L. Johnson.	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions ________________________________

	1 year	2 years	3 years	Abstain
4. To recommend, in an advisory vote, whether an advisory vote to approve the compensation of the Company's named executive officers should occur every one, two or three years.	☐	☐	☐	☐

SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THE PROXY AND IN THE DISCRETION OF THE PROXY AGENT AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND "3 YEARS" FOR ITEM 4 AND IN THE DISCRETION OF THE PROXY AGENTS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2011 ANNUAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Mark Here for Address Change or Comments **SEE REVERSE** ☐

NOTE: Please sign exactly as your name or names appear on this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Signature ____________________ Signature ____________________ Date __________

You can now access your Ambassadors Group, Inc. account online.

Access your Ambassadors Group, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Ambassadors Group, Inc., now makes it easy and convenient to get current information on your stockholder account.

- View account status
- View certificate history
- View book-entry information
- View payment history for dividends
- Make address changes
- Obtain a duplicate 1099 tax form
- Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose **MLink**℠ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect®** at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The Annual Report and Proxy Statement are available at: **http://bnymellon.mobular.net/bnymellon/epax**

▼ FOLD AND DETACH HERE ▼

PROXY

AMBASSADORS GROUP, INC

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints John A. Ueberroth and Jeffrey D. Thomas, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors Group, Inc. (the "Company") held of record by the undersigned as of the close of business on March 28, 2011, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on May 12, 2011, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

95187